                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             HUGHES SUPPLY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[HUGHES SUPPLY, INC. LOGO]
                            ------------------------

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 21, 2002

                            ------------------------

Dear Shareholders:

     The 2002 Annual Meeting of Shareholders of Hughes Supply, Inc. will be held on Tuesday, May 21, 2002, at 10:00 a.m., local time, at our principal executive offices at 20 North Orange Avenue, Suite 200, Orlando, Florida 32801. We are holding this meeting to:

     - Elect one director to serve until the Annual Meeting of Shareholders in 2003, one director to serve until the Annual Meeting of Shareholders in 2004, and three directors to serve until the Annual Meeting of Shareholders in 2005;

     - Amend our 1997 Executive Stock Plan;

     - Amend our Directors' Stock Option Plan; and

     - Consider and take action upon any other matters that may properly come before the meeting or any adjournment thereof.

     Your Board of Directors has fixed the close of business on March 27, 2002 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting.

                                          By Order of the
                                          Board of Directors

                                          /s/Benjamin P. Butterfield

                                          BENJAMIN P. BUTTERFIELD
                                          General Counsel and Secretary

Orlando, Florida
April 17, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR VOTE VIA TELEPHONE OR THE INTERNET, IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. NO POSTAGE IS NEEDED IF MAILED IN THE UNITED STATES.

                              HUGHES SUPPLY, INC.
                             20 NORTH ORANGE AVENUE
                                   SUITE 200
                             ORLANDO, FLORIDA 32801
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

Q:  WHY DID YOU SEND ME THIS PROXY STATEMENT?

A: We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Hughes Supply, Inc., is soliciting your proxy to vote at the 2002 Annual Meeting of Shareholders. This proxy statement summarizes information that is intended to assist you in making an informed vote at the meeting. This proxy statement and the enclosed proxy card were first mailed to shareholders on or about April 17, 2002. Our Annual Report to Shareholders for the fiscal year ended January 25, 2002 accompanies this proxy statement.

Q:  WHERE AND WHEN IS THE ANNUAL MEETING?

A: The annual meeting will be held on Tuesday, May 21, 2002, at 10:00 a.m., local time, at our principal executive offices at 20 North Orange Avenue, Suite 200, Orlando, Florida 32801.

Q:  WHAT MAY I VOTE ON?

A:  At the annual meeting, you may vote to:

     - elect one director to serve until the 2003 Annual Meeting of Shareholders, one director to serve until the 2004 Annual Meeting of Shareholders, and three directors to serve until the 2005 Annual Meeting of Shareholders;

     - amend our 1997 Executive Stock Plan to increase by 500,000 the number of shares available for use under the plan, of which up to 250,000 may, but need not, be granted as restricted shares under the plan, and to authorize the grant of performance-based awards of restricted shares;

     - amend our Directors' Stock Option Plan to provide for the automatic grant of options for 5,000 shares to each nonemployee director at the Board meeting immediately following the annual meeting of shareholders; and

     - consider and take action upon any other matters that may properly come before the meeting or any adjournment thereof.

Q:  HOW DOES HUGHES SUPPLY'S BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A: The Board recommends that you vote FOR the election of each of the nominees, FOR the proposal to amend the 1997 Executive Stock Plan and FOR the proposal to amend the Directors' Stock Option Plan.

Q:  WHO IS ENTITLED TO VOTE?

A: You may vote if you owned Hughes Supply common stock at the close of business on Wednesday, March 27, 2002, the record date for the annual meeting.

Q:  HOW MANY SHARES CAN VOTE? HOW MANY VOTES DO I HAVE?

A: As of March 27, 2002, we had 23,822,935 common shares outstanding. You are entitled to one vote for each common share held on the record date. Common shares held in our treasury are not considered outstanding or entitled to vote and will not be considered present at the meeting.

Q:  HOW MANY SHARES MUST BE PRESENT TO CONDUCT THE MEETING?

A: We must have a "quorum" present in person or by proxy to hold the annual meeting. A quorum is a majority of the outstanding common shares entitled to vote. Abstentions and "broker non-votes" (described below) will be counted for the purpose of determining the existence of a quorum.

Q:  HOW DO I VOTE BY PROXY BEFORE THE MEETING?

A:  You may vote your shares in the following three ways before the meeting:

     - by mail by completing, signing and returning the enclosed proxy card;

     - by telephone at the number shown on your proxy card; or

     - through the Internet at the address shown on the proxy card.

Q:  MAY I VOTE AT THE MEETING?

A:  Yes, you may vote your shares at the annual meeting if you attend in person.

Q:  MAY I CHANGE MY VOTE?

A: Yes, you may change your vote or revoke your proxy at any time before the vote at the meeting. You may change your vote by:

     - executing a proxy bearing a later date and delivering it to us prior to the meeting;

     - voting your shares in person at the meeting; or

     - voting again by telephone or over the Internet prior to the meeting.

     You may also revoke your proxy without voting by giving written notice of revocation to us, c/o Benjamin P. Butterfield, General Counsel and Secretary, at the address shown above.

Q: HOW ARE MY SHARES VOTED IF I SUBMIT A PROXY BUT DO NOT SPECIFY HOW I WANT TO VOTE?

A: If you submit a properly executed proxy card or complete the telephone or Internet voting procedures but do not specify how you want to vote, your shares will be voted FOR the election of each of the nominees for director, FOR the proposals to amend the 1997 Executive Stock Plan and the Directors' Stock Option Plan, and in the discretion of the persons named as proxies on all other matters that may be brought before the meeting.

Q:  HOW DO I VOTE IF MY BROKER HOLDS MY SHARES IN "STREET NAME"?

A: Shares held in "street name" are held in the name of your bank or broker. If your shares are held in a brokerage account in street name they are not included in the total number of shares listed as owned by you on the enclosed proxy card. Your bank or broker will send you instructions on how to vote those shares.

Q:  HOW WILL VOTING BE CONDUCTED FOR DIRECTORS?

A: The five nominees for election as directors who receive the highest number of "FOR" votes will be elected as directors. This number is a plurality. Shares not voted, such as abstentions and broker non-votes, will have no effect on the outcome of the voting to elect directors. Unless you submit a properly executed proxy card or use telephone or Internet prompts to indicate "WITHHOLD AUTHORITY" or "FOR all nominees EXCEPT", the proxy will be voted FOR each of the nominees for director.

Q: HOW WILL VOTING BE CONDUCTED ON THE PROPOSALS TO AMEND THE 1997 EXECUTIVE STOCK PLAN AND THE DIRECTORS' STOCK OPTION PLAN?

A: For approval of either of these proposals, under the rules of the New York Stock Exchange the proposal must receive the "FOR" vote of a majority of all votes cast on the proposal, and the total number of votes cast on the proposal must represent more than 50% of all shares entitled to vote. The New York Stock Exchange rules treat abstentions as shares entitled to vote and as votes cast. Accordingly, if you submit a properly executed proxy card or use telephone or Internet voting to indicate "ABSTAIN" with respect to either of these proposals, your vote will have the effect of a vote "AGAINST" that proposal. In addition, the New York Stock Exchange rules treat broker non-votes as shares entitled to vote but not as votes cast, so broker non-votes will have the effect of a vote against the proposal, unless more than 50% of the shares entitled to vote are cast on the proposal, in which case broker non-votes will have no effect on that proposal.

Q:  HOW WILL VOTING BE CONDUCTED ON ANY OTHER BUSINESS?

A: We have not received any notice of any other business to be conducted at the meeting. If any other business is properly presented at the meeting, the proxies will be voted on those matters as determined by the proxy holders in their discretion.

Q:  WHAT IS A BROKER NON-VOTE?

A: When shares are held in street name, a broker non-vote may occur when a bank or brokerage firm does not vote on a proposal because it does not have discretionary voting power and has not received instructions from the beneficial owner of the shares. A broker non-vote is counted for the purpose of determining whether a quorum is present. A broker non-vote will have no effect on the proposal to elect directors because they are elected based on the actual number of votes cast. With respect to each of the proposals to amend the 1997 Executive Stock Plan and the Directors' Stock Option Plan, broker non-votes will be treated as shares entitled to vote but not as votes cast, so broker non-votes will have the effect of a vote against the proposal, unless more than 50% of the shares entitled to vote are cast on the proposals, in which case broker non-votes will have no effect on that proposal.

Q:  WHO PAYS FOR THE SOLICITATION OF PROXIES?

A: We will bear the costs of preparing and mailing this proxy statement and proxy card and any other material that may be sent to shareholders in connection with this solicitation. In addition to solicitations by mail, our officers and other employees may solicit proxies personally or by telephone or telegram.

Q:  WHEN ARE PROPOSALS DUE FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS?

A: If you wish to submit a proposal for consideration at the 2003 Annual Meeting, you should submit the proposal in writing to us at the address set forth on page 1 of this proxy statement. You are required to have been a record or beneficial owner of at least 1% or $2,000 in market value of our common shares for a period of at least one year and you must continue to own such shares through the date on which the 2003 Annual Meeting is held. Proposals must be received by us on or before December 18, 2002 for inclusion in next year's proxy materials.

     If you intend to present a proposal at the 2003 Annual Meeting without inclusion of the proposal in our proxy materials, you are required to provide notice of the proposal to us in accordance with our By-Laws no later than January 21, 2003. If you submit a proposal you must, in all other respects, comply with Rule 14a-8 under the Securities Exchange Act.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth, as of March 27, 2002, the number of common shares owned beneficially by each of our directors, each of our executive officers named in the Summary Compensation Table below, all of our directors and executive officers as a group, and any persons we know to be beneficial owners of more than 5% of our outstanding common shares. This ownership information has been furnished to us by such beneficial owners or is based upon information contained in filings made by such beneficial owners with the SEC.

                                                           AMOUNT AND NATURE OF      APPROXIMATE PERCENT
DIRECTORS AND NAMED EXECUTIVES                           BENEFICIAL OWNERSHIP(1)         OF CLASS(2)
------------------------------                           ------------------------    -------------------
David H. Hughes........................................     616,460   (3)(4)(5)(6)          2.59%
Vincent S. Hughes......................................     378,332   (4)(5)(6)(7)          1.59%
Thomas I. Morgan.......................................      56,718   (8)                      *
John D. Baker II.......................................      41,088   (9)                      *
Robert N. Blackford....................................      54,864   (9)                      *
H. Corbin Day..........................................      23,838   (9)(10)                  *
William P. Kennedy.....................................      35,250   (9)(11)                  *
Toni Jennings..........................................         202                            *
Amos R. McMullian......................................           0                            *
Michael L. Stanwood....................................      58,900   (12)                     *
Clyde E. Hughes III....................................      96,907   (13)                     *
Gradie E. Winstead, Jr.................................      91,396   (14)                     *
All Directors and Executive Officers as a Group (21
  persons).............................................   1,602,414   (15)                  6.64%(16)
5% SHAREHOLDERS
National Rural Electric Cooperative Association(17)....   1,232,975                         5.19%
  4301 Wilson Blvd
  Arlington, VA 22203
Dimensional Fund Advisors Inc.(18).....................   1,473,950                         6.20%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401

---------------
 * Less than 1%.

 (1) Under the rules of the SEC, you are deemed to be a beneficial owner of shares if you have or share the power to vote or direct the voting of the shares or the power to dispose of or direct the disposition of the shares. You are also deemed to be a beneficial owner of shares if you have the right to acquire beneficial ownership of the shares within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same shares. Unless otherwise indicated by footnote, the persons named in the table have sole voting and investment power with respect to the shares beneficially owned.

 (2) These percentages have been calculated on the basis of 23,822,935 common shares outstanding as of March 27, 2002 and, with respect to each of the persons noted in the table above:

     - the shares subject to options exercisable within 60 days granted to such person; and

     - the shares subject to restricted share grants under our 1997 Executive Stock Plan, pursuant to which such person has the power to vote or direct the voting of the shares.

    Figures shown only for those persons whose beneficial ownership of shares exceeds 1% of the common shares outstanding or deemed to be outstanding for this calculation.

 (3) Includes 55,400 shares subject to options held by Mr. Hughes under our 1988 Stock Option Plan or the 1997 Executive Stock Plan which are exercisable within 60 days, 76,296 shares represented by restricted share grants under the 1997 Executive Stock Plan and 3,177 shares owned of record by Mr. Hughes' spouse. Mr. Hughes is considered to have sole voting power with respect to 426,780 shares, sole investment power with respect to 350,484 shares, and shared voting and investment power with respect to 189,680 shares.

 (4) Each of the indicated directors is an executive officer and director of, and owns a one-third equity interest in, Hughes, Inc., a corporation to which we make payments for the lease of certain properties. See "Certain Transactions with Management."

 (5) Includes 60,967 shares held by Hughes, Inc., the corporation described in footnote (4) above. David H. Hughes and Vincent S. Hughes are considered to share voting and investment power with respect to such shares and all such shares are reported in the table above as beneficially owned by each of David H. Hughes and Vincent S. Hughes. David H. Hughes and Vincent S. Hughes are brothers.

 (6) Includes 125,536 shares held by three trusts of which David H. Hughes and Vincent S. Hughes are co-trustees. All of the shares held by these trusts are included in the table above as beneficially owned by each of David H. Hughes and Vincent S. Hughes.

 (7) Includes 29,821 shares owned of record by Mr. Hughes' spouse. Mr. Hughes is considered to have sole voting and investment power with respect to 162,008 shares and shared voting and investment power with respect to 216,324 shares.

 (8) Includes 5,000 shares subject to options held by Mr. Morgan under the 1997 Executive Stock Plan which are exercisable within 60 days and 50,000 shares represented by restricted share grants under the 1997 Executive Stock Plan. Mr. Morgan is considered to have sole voting power with respect to 56,718 shares and sole investment power with respect to 6,718 shares.

 (9) Includes the number of shares subject to options granted under the Directors' Stock Option Plan for nonemployee directors as follows: John D. Baker II, 35,088; Robert N. Blackford, 35,088; H. Corbin Day, 23,838; and William P. Kennedy, 15,000.

(10) 525,117 common shares are owned of record by Jemison Investment Co., Inc. Mr. Day is the Chairman of the Board of Directors of Jemison, and he and members of his immediate family own an equity interest in Jemison. Mr. Day disclaims beneficial ownership of these shares.

(11) Includes 4,250 shares held through Vital Support Charitable Foundation, for which Mr. Kennedy acts as Chairman, 500 shares held through the Ashley E. Kennedy Trust and 500 shares held through the Courtney B. Kennedy Trust. Mr. Kennedy acts as Trustee for both of these trusts. Mr. Kennedy is considered to have sole investment and voting power with respect to 31,000 shares and shared voting and investment power with respect to 4,250 shares.

(12) Includes 13,900 shares represented by options under the 1988 Stock Option Plan or the 1997 Executive Stock Plan which are exercisable within 60 days and 45,000 shares represented by restricted share grants under the 1997 Executive Stock Plan. Mr. Stanwood is considered to have sole voting power with respect to 58,900 shares and sole investment power with respect to 13,900 shares.

(13) Includes 31,400 shares represented by options under the 1988 Stock Option Plan or the 1997 Executive Stock Plan which are exercisable within 60 days and 48,148 shares represented by restricted share grants under the 1997 Executive Stock Plan. Mr. Hughes is considered to have sole voting power with respect to 93,507 shares, sole investment power with respect to 45,359 shares, and shared voting and investment power with respect to 3,400 shares.

(14) Includes 33,900 shares represented by options under the 1988 Stock Option Plan or the 1997 Executive Stock Plan which are exercisable within 60 days and 48,148 shares represented by restricted share grants under the 1997 Executive Stock Plan. Mr. Winstead is considered to have sole voting power with respect to 86,896 shares, sole investment power with respect to 38,748 shares, and shared voting and investment power with respect to 4,500 shares.

(15) Includes an aggregate of 247,300 shares subject to options under the 1988 Stock Option Plan or the 1997 Executive Stock Plan and exercisable within 60 days and 531,924 shares subject to restricted share grants under the 1997 Executive Stock Plan held by our executive officers as a group, as well as 109,014 shares subject to unexercised stock options under the Directors' Stock Option Plan held by our nonemployee directors as a group. Directors and executive officers hold sole voting power with respect to 1,322,631 shares, sole investment power with respect to 790,707 shares and shared investment power with respect to 170,769 shares.

(16) Calculated on the basis of 24,179,249 shares, including 23,822,935 shares outstanding and 356,314 shares subject to options. The shares subject to stock options have been deemed outstanding for the purpose of computing such percentage.

(17) This information is based upon a Schedule 13G filed with the Commission dated February 12, 2002.

(18) This information is based upon a Schedule 13G filed with the Commission dated January 30, 2002.

                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than 10% of our common shares to file with the SEC and New York Stock Exchange initial reports of beneficial ownership and reports of changes in beneficial ownership of our common shares. Directors, executive officers and beneficial owners of more than 10% of our common shares are required by SEC rules to furnish us with copies of all such reports. To our knowledge, based solely upon a review of the copies of such reports furnished to us and written representations from our directors and executive officers that no other reports were required, we believe that only the following Section 16(a) filing requirements applicable to our directors and executive officers were not timely complied with during the fiscal year ended January 25, 2002: a Form 4 for Mr. Holland was filed late in January 2002 regarding a reportable transaction that occurred in December 2001; and a Form 5 for Mr. Kennedy was filed in February 2002 correcting the number of shares indirectly beneficially owned by him as reported in his Form 3 filing in March 1999.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

     Our executive officers are normally elected annually by the Board of Directors following each annual meeting of shareholders to serve for a one-year term and until their successors are elected and qualified. The following sets forth the name of each of our executive officers and the principal positions and offices each of them holds. Unless otherwise indicated, each of these officers has been employed by us or one of our subsidiaries for more than five years and has served as an executive officer for at least five years.

NAME                                     AGE                          POSITION
----                                     ---                          --------
David H. Hughes........................  58     Chairman of the Board and Chief Executive Officer
                                                since November 1986.
Thomas I. Morgan.......................  48     President and Chief Operating Officer since April
                                                2001. Previously, Mr. Morgan was CEO of enfoTrust
                                                Networks from February 2000 to March 2001, CEO of
                                                Value America from February 1999 to November 1999,
                                                CEO of U.S. Office Products from November 1997 to
                                                January 1999, President and Chief Operating Officer
                                                of U.S. Office Products from February 1997 to
                                                November 1997. On August 11, 2000, Value America
                                                filed for protection under Chapter 11 of the U.S.
                                                Bankruptcy Code.
Jasper L. Holland, Jr..................  60     Senior Vice President of Customer Development since
                                                June 2001. Group President from February 2000 to May
                                                2001. Vice President from June 1994 to May 2001.
Clyde E. Hughes III....................  54     Group President since February 2000. Vice President
                                                from June 1994 to February 2000.

NAME                                     AGE                          POSITION
----                                     ---                          --------
Michael L. Stanwood....................  49     Group President since February 2000. Previously, Mr.
                                                Stanwood served as President of a subsidiary
                                                operation since May 1996 and as President of
                                                Southwest Stainless, Inc. from 1971 until May 1996.
Robert A. Machaby......................  51     Senior Vice President of Vendor Development since
                                                June 2001. Group President from February 2000 to
                                                June 2001. Previously, Mr. Machaby served as
                                                District Manager from April 1996 to February 2000
                                                and as Sales Manager from August 1994 to April 1996.
Thomas J. Starnes......................  42     Senior Vice President of Sales and Marketing since
                                                June 2001. Previously, Mr. Starnes served as Chief
                                                Marketing Officer of Value America from December
                                                1999 to August 2000 and as Executive Vice President
                                                from April 1999 to December 1999. From September
                                                1997 to April 1999, he served as Senior Vice
                                                President of Sales and Marketing and Senior Vice
                                                President of Business Development of U.S. Office
                                                Products. From August 1993 to September 1997, Mr.
                                                Starnes was a Vice President of Barnes, Morris,
                                                Pardoe & Foster (now Insignia/ESG), a commercial
                                                property firm. On August 11, 2000, Value America
                                                filed for protection under Chapter 11 of the U.S.
                                                Bankruptcy Code.
Gradie E. Winstead, Jr.................  52     Group President since February 2000. Vice President
                                                from June 1994 to February 2000.
John Steele............................  46     Senior Vice President of Operations since June 2001.
                                                Previously, Mr. Steele served as Chief Operating
                                                Officer of Value America from November 1999 to
                                                August 2000 and as Senior Vice
                                                President -- Operations from April 1999 to October
                                                1999 and as Executive Vice President -- Operations
                                                from October 1999 to November 1999. From October
                                                1993 to April 1999, Mr. Steele served as Vice
                                                President -- Operations Support for Genuine Parts
                                                Company. On August 11, 2000, Value America filed for
                                                protection under Chapter 11 of the U.S. Bankruptcy
                                                Code.
Thomas M. Ward II......................  44     Senior Vice President -- Chief Information Officer
                                                since November 1999. Mr. Ward was Chief of
                                                Information Technology from September 1998 to
                                                November 1999. Previously, Mr. Ward served as
                                                Director of Information Technology for JLK Direct
                                                Distribution, Inc. from March 1998 to September 1998
                                                and Director of Information Systems for Ferguson
                                                Enterprises, Inc. from 1990 to March 1998.
Laura L. Wright........................  42     Vice President of Human Resources since June 2001.
                                                Previously, Ms. Wright served as Director of Human
                                                Resources from January 1999 to June 2001, Senior
                                                Manager of Human Resources from February 1997 to
                                                January 1999, and Human Resources Manager from April
                                                1996 to February 1997.
J. Stephen Zepf........................  52     Chief Financial Officer since April 1984. Treasurer
                                                from April 1984 to March 2002.

NAME                                     AGE                          POSITION
----                                     ---                          --------
Benjamin P. Butterfield................  42     General Counsel since March 1996. Secretary since
                                                May 1997. Assistant Secretary from March 1996 to May
                                                1997. Previously, Mr. Butterfield was a shareholder
                                                of the law firm of Maguire, Voorhis & Wells, P.A.
Jim Whitney............................  42     Vice President of Finance since March 2002.
                                                Controller since May 1994.
Jeff Leonard...........................  34     Treasurer since March 2002. Assistant Controller
                                                from May 1999 to March 2002. Previously, Mr. Leonard
                                                was corporate controller for Planet Hollywood
                                                International, Inc. from September 1996 to April
                                                1999.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any previous filings made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the following Compensation Committee Report on Executive Compensation and the Shareholder Return Performance Graph shall not be incorporated by reference into any of such filings.

  Introduction

     The compensation of the company's executive officers is established annually by the Compensation Committee. The members of the Compensation Committee are nonemployee directors appointed by the Board of Directors immediately following each annual meeting of shareholders.

  Compensation Policy and Committee Recommendation

     The goal of the company's executive compensation policy is to attract, retain and motivate qualified executive management under a competitive compensation program which rewards individual performance and increases shareholder value. To achieve this goal, the Compensation Committee evaluated the respective positions, the competitive market for the required management skills, individual performance and potential, and the potential for motivating company and individual performance. Before finalizing its recommendation, the Compensation Committee also considered the recommendation of the company's Chief Executive Officer with respect to the compensation of each of the other executive officers.

  Compensation Program

     The main components of the company's executive management compensation program are base salaries, annual and long-term performance-based incentive bonus plans, stock plans and retirement plans. Each of these components is discussed in the remainder of this report.

     Information with respect to the compensation paid to the Chief Executive Officer of the company and the other four most highly compensated executive officers of the company for the last fiscal year and for each of the two previous fiscal years, descriptions of certain of the compensation plans referred to in this report, and a Shareholder Return Performance Graph illustrating cumulative share return with respect to our common shares are set forth elsewhere herein following this report.

  Base Salaries

     Base salaries are intended to establish a level of compensation which, together with the other components of the compensation program, will help the company attract and retain the talent needed to meet the challenges of the competitive industry in which it operates while maintaining an acceptable level of fixed labor costs. The Compensation Committee's recommendation with respect to base salaries was based upon the Compensation Committee's evaluation of the responsibility and scope of each position, the level of pay for comparable positions in the industry and, with respect to each of the executive officers, his or her performance over an extended period of time, and the value and potential to him or her of other elements of the company's compensation program. The Compensation Committee believes that base salaries for executive officers are conservative when compared to other industries.

  Annual Incentive Plans

     The company's annual incentive plans are intended to motivate and reward short-term performance by providing cash bonus payments based upon required performance goals defined, depending upon the particular plan, as income before taxes measured against the company's profit, return on investment and return on sales, sales, general and administrative expenses as a percentage of sales, or comparable branch sales growth. Upon achievement of the required performance goal, the bonus paid to a participant is determined, depending upon the particular plan, as a percentage of the base salary of the participant or as the sum of a percentage of the funds available for the payment of such bonus and a percentage of the participant's base salary up to a designated maximum percentage of the participant's base salary. The designation of the annual incentive plan participants, the definition of the required performance goals, and the determination of bonuses to be paid upon the achievement of the required performance goals are established annually by the Compensation Committee.

     With respect to each specific annual incentive plan, the Compensation Committee adopted ambitious performance goals which are sufficiently achievable to provide a meaningful incentive for superior performance, and recommended as participants those executive officers who are in positions most responsible for the success of the company. Each member of the executive management group was designated by the Compensation Committee as a participant in a specific annual incentive plan during the last fiscal year.

     Because base salaries of executive officers are conservative when compared to other industries, the Compensation Committee also retains authority to award discretionary bonuses independent of the annual incentive plan. During the last fiscal year, the Compensation Committee determined that it was in the best interests of the company to award discretionary bonuses to members of the executive management group.

  Long-Term Incentive Bonus Plans

     The Company's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer also participate in certain Senior Executives' Long-Term Incentive Bonus Plans which are intended to motivate and reward sustained performance. Under each of these plans an incentive bonus is paid if a designated earnings per share goal is met during the designated performance period of three or more fiscal years. Such incentive bonus payments, in each case, are determined by applying a percentage, based upon achievement, of the applicable earnings per share goals, to the base salaries of the participants.

     Under the Senior Executives' Long-Term Incentive Bonus Plan for the three fiscal year performance period ending January 25, 2002, the company did not achieve the earnings required for the payment of any bonuses to any participant.

     During the 2002 fiscal year, the company adopted a performance plan under the Senior Executives' Long-Term Incentive Bonus Plan for the three fiscal year period up to and including the Company's fiscal year to be ended January 31, 2003, pursuant to which each participant would receive a bonus equal to a percentage of his base salary for the final year of the performance period if, and to the extent, the company's earnings per share during the performance period reach or exceed the required goal. Any such bonus would be payable in cash and common shares.

     In May 2001 the Board terminated the Senior Executives' Long-Term Bonus Plan (though each performance plan outstanding thereunder continued in effect). In lieu thereof the Compensation Committee granted performance-based restricted shares to members of the executive management group pursuant to the 1997 Executive Stock Plan. Awards of performance-based restricted shares occur as the company's stock price increases in increments of approximately 20% over the grant date value (which was

$15.35) for a period of twenty consecutive trading days. For each such 20% increase in the company's stock price, 20% of the restricted shares are awarded to the participant. All of the performance-based restricted shares granted in May 2001 have been awarded because the company's stock price increased over $30.37. Performance-based restricted shares that have been awarded are held by the company as custodian until they vest, but the executive receives dividends and voting rights on awarded shares. Performance-based restricted shares become vested if the participant remains employed by the company for five years after the award date or if there is a change in control of the company or the participant dies, becomes disabled or reaches age 65. A participant forfeits all of his restricted shares if he fails to remain our full-time employee until the shares become vested. If a restricted share is forfeited, it again becomes available for grant under the 1997 Executive Stock Plan.

     While the Senior Executives' Long-Term Bonus Plan was limited to certain executive officers, and payments thereunder were based on achievement of earnings per share goals, the stock performance plan under the 1997 Executive Stock Plan includes the full executive management group and provides for awards based on increases in shareholder value as reflected by the company's stock price. As a result, the Compensation Committee believes that the stock performance plan more closely aligns the interests of the executive management group with the interests of shareholders in increasing shareholder value.

  Stock Plan

     The 1997 Executive Stock Plan is intended to act as an incentive to enhance shareholder value by providing to plan participants an opportunity to benefit from increases in the value of our common shares.

     Participation under the 1997 Executive Stock Plan is limited to executive officers and other selected key employees (including certain outside consultants) of the company. The company granted an aggregate of 147,500 options under the 1997 Executive Stock Plan during fiscal 2002 and an aggregate of 421,000 restricted share grants during fiscal 2002, including those granted as the new stock performance plan. As of April 1, 2002, a total of 1,503,912 shares had been awarded as restricted shares or stock options under the 1997 Executive Stock Plan, which constituted approximately 6.3% of our outstanding common shares as of that date.

  Retirement Plans

     The retirement plans in the company's executive compensation program, including the Supplemental Executive Retirement Plan and the Profit Sharing Plan, are intended to encourage and reward long-term employment with the company.

     The Supplemental Employee Retirement Plan was adopted on September 30, 1986. All of the executive officers other than Mr. Benjamin P. Butterfield are participants under the Supplemental Employee Retirement Plan.

     The Profit Sharing Plan is a contributory plan for the benefit of substantially all employees of the company. Each of the executive officers is a participant under the Profit Sharing Plan. Participants may make limited contributions under the Profit Sharing Plan by salary reduction. Contributions by the company under the Profit Sharing Plan include those required to match a portion of a participant's contribution and may include limited additional contributions within the discretion of the Board of Directors. The company did not make a discretionary contribution to the Profit Sharing Plan for the last fiscal year.

  Compensation of the Chief Executive Officer

     Mr. David H. Hughes, the company's Chairman of the Board and Chief Executive Officer, is eligible to participate in the same components of the executive officers' compensation program available to the other executive officers described above, and the determination of the Compensation Committee with respect to Mr. Hughes' compensation was made in the manner outlined above with respect to the executive officers. During the last fiscal year, the Compensation Committee implemented an increase in

Mr. Hughes' base salary from $340,000 to $370,000 in order to compensate him in a manner more consistent with his responsibilities. The Compensation Committee believes that Mr. Hughes' base salary is conservative in comparison to his peers in the industry. For the last fiscal year Mr. Hughes received a bonus of $200,000 under the annual incentive plan. During the last fiscal year, Mr. Hughes also received a grant of 60,000 restricted shares pursuant to the stock performance plan under the 1997 Executive Stock Plan.

  Section 162(m)

     Section 162(m) of the Internal Revenue Code provides that compensation in excess of $1 million paid for any year to a corporation's chief executive officer and the four other highest paid executive officers at the end of such year will not be deductible for federal income tax purposes unless certain conditions are met. One such condition is that the compensation qualify as "performance-based compensation." The company intends that stock option awards to covered executive officers under the 1997 Executive Stock Plan qualify as performance-based compensation within the meaning of Section 162(m). Our prior grants of restricted shares under the 1997 Executive Stock Plan may not qualify as performance-based compensation. If the proposed amendment to the 1997 Executive Stock Plan is approved, performance-based restricted share awards thereunder will qualify as performance-based compensation under Section 162(m). However, the Compensation Committee believes that in order to attract, retain and reward the executive management team, loss of a tax deduction may be necessary and appropriate in some circumstances, and retains its discretion to grants awards that are not exempt from the Section 162(m) limitations on deductions.

  Conclusion

     The Compensation Committee believes that the policies articulated above will continue to ensure that the interests of the company's executive management group are tied to the interests of the company's shareholders.

     Submitted by the Compensation Committee of the Board of Directors.

                            H. Corbin Day, Chairman
                                John D. Baker II
                              Robert N. Blackford
                               William P. Kennedy

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the annual, long-term and other compensation for our Chief Executive Officer and each of the other four most highly compensated executive officers during the last fiscal year, as well as the total annual compensation for each such individual for the two previous fiscal years.

                                            ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                      --------------------------------   ----------------------------------
                                                             OTHER       RESTRICTED   SECURITIES
                                                             ANNUAL        SHARE      UNDERLYING     LTIP      ALL OTHER
                             FISCAL   SALARY     BONUS    COMPENSATION     AWARDS     OPTIONS/SAR   PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR      ($)       ($)        ($)(1)        ($)(2)       AWARDS        ($)        ($)(3)
---------------------------  ------   -------   -------   ------------   ----------   -----------   -------   ------------
David H. Hughes...........    2002    370,000   200,000          --             0            0            0      5,515
  Chairman of the Board       2001    340,000         0          --             0       22,500      142,432(4)    5,345
  and Chief Executive         2000    300,000   150,000          --       390,040            0      133,536(5)    2,916
  Officer
Thomas I. Morgan(6).......    2002    291,667   175,000      82,705(7)          0       22,500            0        752
  President and Chief         2001         --        --          --            --           --           --         --
  Operating Officer           2000         --        --          --            --           --           --         --
Michael L. Stanwood.......    2002    200,000   200,000          --             0            0            0      6,230
  Group President             2001    200,000   200,000          --             0       20,000            0      5,265
                              2000    200,000   200,000          --             0            0            0      3,569
Gradie E. Winstead, Jr. ...   2002    225,000   100,000          --             0            0            0      6,094
  Group President             2001    200,000   160,000          --             0       20,000            0      3,871
                              2000    175,000   154,584          --       195,020          500            0      3,050
Clyde E. Hughes III.......    2002    200,000   125,000          --             0            0            0      5,994
  Group President             2001    185,000   143,375          --             0       20,000            0      4,190
                              2000    165,000   187,000          --       195,020            0            0      2,612

---------------
(1) In this column, unless otherwise indicated, the aggregate amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the executive's salary and bonus, and the executive had no other compensation reportable under this category.

(2) The amounts in this column are calculated by multiplying the number of shares awarded by the closing price of our common stock on the date of grant as reported by the New York Stock Exchange. For the 2002 fiscal year, this column does not include restricted shares intended as long-term incentive compensation granted as performance-based restricted shares pursuant to the 1997 Executive Stock Plan; instead, these restricted shares are reported in the "Long-Term Incentive Plans -- Awards in Last Fiscal Year" table elsewhere in this proxy statement. The aggregate number and value of restricted shares held by each of these individuals at January 25, 2002 (including those granted as long-term incentive compensation in fiscal year
    2002) is set forth below:

                                           AGGREGATE NUMBER OF    AGGREGATE VALUE OF
NAME                                        RESTRICTED SHARES     RESTRICTED SHARES+
----                                       -------------------    ------------------
David H. Hughes..........................        76,296               $2,315,584
Thomas I. Morgan.........................        50,000                1,517,550
Michael L. Stanwood......................        45,000                1,365,750
Gradie E. Winstead, Jr. .................        48,148                1,461,292
Clyde E. Hughes III......................        48,148                1,461,292

---------------
 + Calculated by multiplying the aggregate number of restricted shares held by the named individual on January 25, 2002 by $30.35, the closing price of our common stock on such date as reported by the New York Stock Exchange. The individuals named above will receive any dividends declared with regard to the restricted shares received by them.

(3) Includes the amounts indicated below for the 2000, 2001 and 2002 fiscal years: (i) the cost of premiums paid by us for life insurance provided to the named executive; and (ii) matching contributions made to the accounts of the named executive in the Profit Sharing Plan.

                                      2002        2001        2000          2002           2001           2000
                                    INSURANCE   INSURANCE   INSURANCE     MATCHING       MATCHING       MATCHING
EXECUTIVE                            PREMIUM     PREMIUM     PREMIUM    CONTRIBUTION   CONTRIBUTION   CONTRIBUTION
---------                           ---------   ---------   ---------   ------------   ------------   ------------
David H. Hughes...................   $1,505      $2,762       $ 83         $4,010         $2,583         $2,833
Thomas I. Morgan..................      752          --         --              0             --             --
Michael L. Stanwood...............      980       1,688        696          5,250          3,577          2,873
Gradie E. Winstead, Jr. ..........      999       1,321        235          5,095          2,550          2,815
Clyde E. Hughes III...............      899       1,640        212          5,095          2,550          2,400

(4) Bonus payments under the Senior Executives' Long-Term Bonus Plan for the three fiscal year performance period ended January 26, 2001.

(5) Bonus payments under the Senior Executives' Long-Term Incentive Bonus Plan for the three fiscal year performance period ended January 28, 2000.

(6) Mr. Morgan became our President and Chief Operating Officer in April 2001.

(7) Includes $35,352 in reimbursement for housing expenses following Mr. Morgan's hire and subsequent relocation to our headquarters in Orlando and $24,113 as gross-up for taxes in connection with the foregoing.

BONUS PLANS

     We have annual incentive plans for members of our executive management, and for our sales, branch and department managers and other key employees. Bonuses are awarded under the annual incentive plans upon achievement of required performance goals by applying the percentage provided for under such plans to the base salaries of members of our executive management. Individual bonuses may also be awarded to our executive management and other key employees based upon job performance or other criteria within the discretion of the Compensation Committee.

     Pursuant to the Senior Executives' Long-Term Incentive Bonus Plan, we also have long-term performance-based incentive bonus plans to provide incentive compensation to reward selected key senior executives for achieving specified performance goals. Our Chief Executive Officer and the Chief Financial Officer were the selected participants in the plan for fiscal year 2002. This plan provided for the payment of an incentive bonus at the end of the three fiscal year performance period if our earnings per share criteria in the plan were met. In March 2001 we adopted a plan for fiscal year 2003 pursuant to which our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer were participants. The plan provides for payments based upon cumulative growth in our earnings per share during the three fiscal year performance periods ending with January 31, 2003. Under this plan, the participants would receive a bonus of from 25% to 100% of base salary for the final year of the performance period if we achieve the required earnings per share for such performance period. Any bonus earned would be paid in equal portions of cash and common shares at the fair market value on the final day of the applicable performance period.

     Under the Senior Executives' Long-Term Incentive Bonus Plan for the three fiscal year performance period ending January 25, 2002, we did not achieve the earnings required for the payment of any bonuses to any participant.

     In May 2001 the Board terminated the Senior Executives' Long-Term Bonus Plan (though each performance plan outstanding thereunder continued in effect). In lieu thereof the Compensation Committee granted performance-based restricted shares to members of the executive management group pursuant to the 1997 Executive Stock Plan. Awards of performance-based restricted shares occur as the company's stock price increases in increments of approximately 20% over the grant date value (which was $15.35) for a period of twenty consecutive trading days. For each such 20% increase in the company's stock price, 20% of the restricted shares are awarded to the participant. All of the performance-based restricted shares granted in May 2001 have been awarded because the company's stock price increased over $30.37. Performance-based restricted shares that have been awarded are held by the company as custodian until they vest, but the executive receives dividends and voting rights on awarded shares. Performance-based restricted shares become vested if the participant remains employed by the company for five years after the award date or if there is a change in control of the company or the participant dies, becomes disabled or reaches age 65. A participant forfeits all of his restricted shares if he fails to remain our full-time employee until the shares become vested.

     The following table provides information concerning restricted share grants to our Chief Executive Officer and our other participants among our executive officers named in the Summary Compensation Table under the stock performance plan adopted in fiscal year 2002, as well as estimated future payouts to our Chief Executive Officer and the other participants among our executive officers named in the Summary Compensation Table under the Senior Executives' Long-Term Incentive Bonus Plan for fiscal year 2003. Under the Senior Executives' Long-Term Incentive Bonus Plan, if fully diluted earnings per share falls between the minimum earnings requirement for a bonus payment and the earnings requirement for the maximum permissible bonus payment, the amount of the bonus payment is prorated between the minimum ("threshold") bonus payment and the maximum permissible bonus payment.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                                       ESTIMATED FUTURE PAYOUTS
                                                  PERFORMANCE OR            UNDER NON-STOCK
                                   NUMBER OF       OTHER PERIOD          PRICE-BASED PLANS(1)
                                   SHARES OR          UNTIL         -------------------------------
                                 OTHER RIGHTS       MATURATION      THRESHOLD    TARGET     MAXIMUM
NAME                                  (#)           OF PAYOUT          ($)         ($)        ($)
----                             -------------    --------------    ---------    -------    -------
David H. Hughes................   1 right(2)         2 years         112,625     450,500    450,500
                                 60,000 shares       5 years(3)           --          --         --
Thomas I. Morgan...............   1 right(2)         2 years         106,000     424,000    424,000
                                 50,000 shares       5 years(3)           --          --         --
Michael L. Stanwood............  35,000 shares       5 years(3)           --          --         --
Gradie E. Winstead.............  35,000 shares       5 years(3)           --          --         --
Clyde E. Hughes, III...........  35,000 shares       5 years(3)           --          --         --

---------------
(1) These amounts are based on estimated base salary levels for the final year of the performance period. If our earnings per share fall between the amount required for a threshold bonus payment and the amount required for the maximum permissible bonus payment, the amount of the bonus payment is prorated accordingly. The target earnings per share level under the Senior Executives' Long-Term Incentive Bonus Plan triggers the maximum permissible bonus payment thereunder.

(2) This right provides for a payment based on cumulative growth in our earnings per share during the three fiscal year performance periods ending with January 31, 2003. The payment would be from 25% to 100% of base salary for the final year of the performance period. Any payment would be in equal portions of cash and common shares.

(3) These restricted shares were granted on May 15, 2001, on which date our stock price was $15.35. These were initially awarded to each of these participants in 20% increments if the company's average stock price exceeded $18.22, $21.26, $24.29, $27.33 and $30.37 for a period of twenty consecutive trading days. Each of these targets was achieved during fiscal year 2002, so all of these restricted shares were awarded to these participants. The restricted shares will become vested if the participant remains employed by the company for five years after the award date or if there is a change in control of the company or the participant dies, becomes disabled or reaches age 65.

STOCK OPTION PLANS

     The 1997 Executive Stock Plan authorizes the granting of incentive stock options and non-qualified options, both of which are exercisable for common shares, and also permits the granting of stock appreciation rights, either alone or in conjunction with the granting of options. Under the 1997 Executive Stock Plan, the number of common shares reserved for use is 1,750,000 and the number of shares which may, but need not be, granted as restricted shares is 875,000. For more information about the 1997

Executive Stock Plan, see "Approval of Amendment to 1997 Executive Stock Plan (Proposal Two)" beginning on page 23 below.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning options granted to our executive officers named in the Summary Compensation Table during the fiscal year ended January 25, 2002:

                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                                                                                                ANNUAL RATES OF
                                                                                                  STOCK PRICE
                                                                                               APPRECIATION FOR
                                   INDIVIDUAL GRANTS(1)                                         OPTION TERM(2)
------------------------------------------------------------------------------------------   ---------------------
                                   NUMBER OF      PERCENT OF TOTAL
                                  SECURITIES      OPTIONS GRANTED    EXERCISE
                                  UNDERLYING      TO EMPLOYEES IN     PRICE     EXPIRATION
NAME                            OPTIONS GRANTED     FISCAL YEAR       ($/SH)       DATE        5%($)      10%($)
----                            ---------------   ----------------   --------   ----------   ---------   ---------
David H. Hughes...............           0                --              --          --           --          --
Thomas I. Morgan..............      22,500             16.95%         $15.35     5/15/11     $217,204    $550,439
Michael L. Stanwood...........           0                --              --          --           --          --
Gradie E. Winstead, Jr. ......           0                --              --          --           --          --
Clyde E. Hughes III...........           0                --              --          --           --          --

---------------
(1) Each of these options was granted pursuant to the 1997 Executive Stock Plan and is subject to the terms of such plan. 5,000 of these options vested on May 15, 2001, and 17,500 of these options will vest on May 15, 2004.

(2) Potential gains are calculated net of the exercise price but before taxes associated with the exercise. These amounts represent hypothetical gains that could be achieved for the options if they were exercised at the end of the option term. The assumed 5% and 10% rates of stock appreciation are based on appreciation from the exercise price per share. These rates are provided in accordance with the rules of the SEC and do not represent our estimate or projection of our future common stock price. Actual gains, if any, on stock option exercises are dependent on our future financial performance, overall stock market conditions and the option holders' continued employment through the vesting period.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table summarizes options exercised during the fiscal year ended January 25, 2002 and presents the value of unexercised options held by our executive officers named in the Summary Compensation Table at fiscal year end:

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                             OPTIONS AT               IN-THE-MONEY OPTIONS
                           SHARES                        JANUARY 25, 2002(#)        AT JANUARY 25, 2002($)(1)
                         ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                     EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   -----------   -----------   -------------   -----------   -------------
David H. Hughes........    26,250        273,866       56,400         17,500         328,993        231,438
Thomas I. Morgan.......        --             --        5,000         17,500          75,000        262,500
Michael L. Stanwood....     5,000         64,375       13,900         15,000               0        198,375
Gradie E. Winstead,
  Jr. .................     4,848         48,882       33,900         15,000         322,394        198,375
Clyde E. Hughes III....        --             --       31,400         15,000         318,875        198,375

---------------
(1) The value of unexercised in-the-money options represents the aggregate amount of the excess of $30.35, the closing price for our common stock on January 25, 2002, over the exercise price of all options held on such date.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     We have Supplemental Executive Retirement Plan Agreements with certain of our executive officers providing for the payment of supplemental retirement compensation in addition to any compensation paid under our other benefit programs. We are obligated to pay supplemental retirement compensation, pursuant to the Supplemental Retirement Plan Agreements, to each of such officers (i) after retirement of such executive officer from our service, or (ii) upon such officer's total disability while in our employ, provided such disability continues until the executive officer's normal retirement date. Supplemental retirement compensation will be based upon the salary portion of such executive officer's annual compensation (not including any bonus or other compensation) for the final year of employment prior to retirement, or for the final year of employment prior to the disability preceding disability retirement, as the case may be ("final salary"), and will be payable monthly following such retirement for a period of 15 years. The rate per annum of supplemental retirement compensation in the case of retirement or disability retirement at age 65 will be equal to 35% of final salary or, in the case of early retirement or early disability retirement with our approval prior to age 65 but not earlier than age 55, will be reduced proportionately from 96% of 35% of final salary upon retirement at age 64 to 60% of 35% of final salary upon retirement at age 55. Death benefits are payable under each of the agreements in the event of death while employed by us but prior to disability retirement. Death benefits are payable monthly for a period of 10 years after death at the rate per annum equal to 35% of final base salary. Benefits under the Supplemental Executive Retirement Plan Agreements are nonvested, unfunded retirement and death benefits. Based on their annual compensation through the end of our fiscal year ended January 25, 2002, and assuming normal retirement age has been attained, the executive officers named in the Summary Compensation Table would be entitled to projected annual payments under the Supplemental Executive Retirement Plan Agreements as follows: David H. Hughes, $184,200; Thomas I. Morgan, $270,500; Clyde E. Hughes, $118,700; Michael L. Stanwood, $147,900; and Gradie E. Winstead, Jr., $145,800.

CASH OR DEFERRED PROFIT SHARING PLAN

     The Profit Sharing Plan is for the benefit of substantially all of our employees. Putnam Fiduciary Trust Company is trustee of the Profit Sharing Plan. The Profit Sharing Plan is administered by an administrative committee appointed by the Board. Eligible employees may contribute to the Profit Sharing Plan by salary reduction, and before imposing federal income taxes, from 2% to 95% of their cash compensation up to a maximum of $11,000 per year, as adjusted each year in accordance with the Internal Revenue Code. Participants over age 50 are permitted to make additional "catch up" elective contributions of an additional $1,000 per year, as adjusted in accordance with the Internal Revenue Code. On employee contributions of up to 6% of the employee's cash compensation, we will contribute a matching contribution of 50% of the employee's contribution. Additional discretionary contributions by us, which may be either a fixed dollar amount or a percentage of profits, may be made to the Profit Sharing Plan at the discretion of the Board, but all employee and company contributions may not exceed the maximum amount deductible for federal income tax purposes. Allocations of our discretionary, profit-sharing contributions are made to the accounts of active participants on the basis of their compensation. The full amounts credited to their accounts (valued in accordance with the Profit Sharing
Plan) are distributed to participants upon their death, disability or retirement. For participants who cease to be employees prior to death, disability or retirement, the amounts distributed are 100% of the participant's salary reduction contribution account and matching contribution account and the vested percentage of the participant's discretionary, profit-sharing contribution account based upon the participant's period of service as follows: less than 3 years, 0%; 3 years, 20%; 4 years, 40%; 5 years, 60%; 6 years, 80%; 7 years or more, 100%. However, for eligible employees who enter the Profit Sharing Plan on or after February 1, 2001, the vested percentage of the participant's matching contribution account is based upon the participant's period of service as follows: less than 1 year, 0%; 1 year, 20%; 2 years, 40%; 3 years, 60%; 4 years, 80%; and 5 or more years, 100%. We did not make a discretionary profit-sharing contribution to the Profit Sharing Plan during the fiscal year ended January 25, 2002.

CHANGE-IN-CONTROL AND SEVERANCE ARRANGEMENTS

     We have entered into agreements with each of our executive officers named in the Summary Compensation Table that provide for severance payments in the event of termination of their employment following a "change-in-control" if such termination is by us without cause or by the executive for "good reason." The agreements have a two-year term that, in the event of a change-in-control, extends to sixty days following twenty-four months after the change-in-control. In the event of such a termination by the executive for good reason or by us without cause during the term of the agreement and within twenty-four months following the change-in-control, the executive is entitled to receive a lump sum severance payment within fifteen days following termination equal to the lesser of (1) the product of three times the average annual compensation (including base salary, bonuses, fringe benefits and deferred compensation) paid to the executive during the three-year period prior to the termination date (or, if higher, in effect prior to the event constituting "good reason") or (2) one dollar less than three times the executive's annualized includible compensation for income tax purposes during the five-year period preceding the change-in-control. In general, a "change-in-control" under the agreements is defined as the acquisition of 49% of more of the voting power of our common shares, the current directors ceasing to be a majority of the directors within a twenty-four month period, or the sale of substantially all of our assets by or merger of us. "Good reason" for the executives to terminate employment under the agreements is generally any reduction in compensation, loss of title or position, significant diminution of duties and responsibilities or relocation requirement.

OTHER BENEFITS

     We provide a group term life insurance benefit equal to two times base annual pay up to a maximum of $680,000 for our executive and certain management employees who meet eligibility requirements. Other key employees have a maximum group term life insurance benefit of $100,000, based on one times base annual pay.

CASH COMPENSATION OF DIRECTORS

     Our nonemployee directors receive an annual retainer of $20,000 and attendance fees of $1,000 for each Board meeting attended in person or by telephone conference. For each meeting of a committee of the Board, such nonemployee directors receive an attendance fee of $500 for attendance in person or by telephone conference. Directors who are our employees do not receive directors' or committee members' fees. John D. Baker II, Robert N. Blackford, H. Corbin Day, William P. Kennedy, Toni Jennings and Amos McMullian served as nonemployee Directors and received nonemployee Director's fees during the fiscal year ended January 25, 2002.

DIRECTORS' STOCK OPTION PLAN

     Each of our nonemployee directors is a participant in the Directors' Stock Option Plan. Under the Directors' Stock Option Plan, options for the purchase of common shares are granted to the participants on the date of each annual meeting of the Board following each annual meeting of the shareholders. Under the Directors' Stock Option Plan, as amended through 1999, options may be granted with respect to 302,500 shares, and options with respect to an aggregate of 20,000 shares are granted following each annual meeting of the shareholders to be equally divided among the participants. For more information about the Directors' Stock Option Plan, see "Approval of Amendment to Directors' Stock Option Plan (Proposal Three)" beginning on page 29 below.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     As indicated in the "Compensation Committee Report on Executive Compensation" set forth elsewhere in this proxy statement, David H. Hughes, our Chairman of the Board and Chief Executive Officer, consulted with the Compensation Committee with respect to the compensation of the executive management group and submitted to the Compensation Committee his recommendation for compensation of the other members of the group. Mr. Hughes, who is not a member of the Compensation Committee, consulted with the Compensation Committee and provided his recommendation at the Compensation Committee's request.

     Robert N. Blackford, a director and a member of the Compensation Committee, was a member of the law firm of Holland & Knight LLP until January 1, 2002, which served as counsel to us during the fiscal year ended January 25, 2002.

CERTAIN TRANSACTIONS WITH MANAGEMENT

     We lease certain buildings and properties from Hughes, Inc., a company of which David H. Hughes, Vincent S. Hughes (formerly an executive officer) and Russell V. Hughes (formerly an executive officer) are the officers and directors, and in which each owns a one-third interest. During the last fiscal year 14 such leases were in effect in Florida. Each lease was entered into prior to March 11, 1992 and was renewed effective as of April 1, 1998, except for one lease that was renewed effective June 16, 2000. All of these leases expire on March 31, 2003, except that one expires on June 30, 2010. These leases typically relate to branch facilities including buildings ranging in size from approximately 7,500 to 110,000 square feet together with outside parking and storage areas ranging in size from approximately 35,000 square feet to several acres.

     Under leases in effect during the fiscal year ended January 25, 2002, we made rental payments to Hughes, Inc. aggregating $388,002. We also pay real estate taxes, building insurance and repairs, other than structural repairs, with respect to the leased properties. During the last fiscal year we paid real estate taxes and building insurance on the leased properties of $248,504 and $11,500, respectively. Maintenance repairs paid by us during the last fiscal year were not substantial and were, in the opinion of our management, normal for the types of properties leased.

     We lease certain buildings and properties from JEM Realty, LLC, SJ Partnership, Stanwood Interests Limited Partnership, SWS-GA Realty, Inc., and SWS-TX Realty, Inc. Jem-Realty, LLC is a wholly-owned subsidiary of Jemison Investment Co., Inc. of which Michael L. Stanwood is a director. Michael L. Stanwood is a limited partner of SJ Partnership and Stanreal, LLC, the general partner of Stanwood Interests Limited partnership. H. Corbin Day and Michael L. Stanwood are the sole shareholders of SWS-GA Realty, Inc. and SWS-TX Realty, Inc. During the last fiscal year, eight such leases were in effect with respect to six locations in Texas, one location in Georgia, and one location in North Carolina. Five of these leases were entered into in May of 1996, one in July of 1998, one in April of 1999, and one in May of 2000. Three of these leases will expire in May 2002, three in May of 2004, and two in April of 2010. These leases relate to branch facilities ranging in size from approximately 10,000 to 44,500 square feet, together with outside storage and parking, with the exception of one lease which is solely for vacant land used for outside storage. During the fiscal year ended January 25, 2002, and pursuant to the requirements of these leases, we made rental payments to JEM Realty, LLC, SJ Partnership, Stanreal, LLC (for the benefit of Stanwood Interests Limited Partnership), SWS-GA Realty, Inc., and SWS-TX Realty, Inc. totaling in the aggregate approximately $673,723, and paid real estate taxes and building insurance totaling in the aggregate approximately $147,755 and $3,300 respectively. We also paid for maintenance and repairs, other than structural repairs, pursuant to the requirements of these leases, but the amounts paid by us during the last fiscal year for such items were not substantial and were, in the opinion of our management, normal for the types of properties leased.

     During the fiscal year ended January 25, 2002, we purchased approximately $461,000 worth of merchandise from Jasper Lee Enterprises, Inc. Jasper Lee Enterprises sells promotional and other marketing related items. Diane E. Holland, wife of Jasper L. Holland, Jr., a Senior Vice President, was the sole shareholder of Jasper Lee Enterprises. Jasper Lee Enterprises was sold during the last fiscal year to an unrelated third party.

     During the fiscal year ended January 25, 2002, we purchased approximately $343,000 in goods and services from Travel Concepts in connection with travel services provided to us. Travel Concepts is owned jointly by Gradie E. Winstead, Jr., a Group President, and his wife Tara Winstead. Mr. Winstead is also a Director and Vice President of Travel Concepts. Since September 30, 2001, we have ceased purchasing goods or services from Travel Concepts.

     We believe that the terms of the transactions described above are at least as favorable to us as those which could have been obtained from unrelated parties.

     Robert N. Blackford, a director, was a member of the law firm of Holland & Knight LLP until January 1, 2002, which served as counsel to us during the fiscal year ended January 25, 2002.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares during the five year period ended January 25, 2002, the yearly percentage change in the cumulative total shareholder return of our common shares with the cumulative total return of the S&P SmallCap 600 and the cumulative total return of an industry group consisting of those peer group companies identified in the graph which have been selected by us as reporting companies whose lines of business are comparable to ours. The graph assumes that $100 was invested in our common shares and the other indices on January 31, 1997, and that all dividends were reinvested. For comparison purposes an old industry peer group has been included; because of the divestiture of our pool and spa business in January 2001, the new industry peer group omits the members of the old industry peer group that were solely engaged in the pool and spa business.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
             AMONG HUGHES SUPPLY, INC., THE S&P SMALLCAP 600 INDEX,
                     A NEW PEER GROUP AND AN OLD PEER GROUP
[LINE GRAPH]

                                           HUGHES SUPPLY,
                                                INC.             S&P SMALLCAP 600        NEW PEER GROUP         OLD PEER GROUP
                                           --------------        ----------------        --------------         --------------
1/97                                              100                    100                    100                    100
1/98                                           142.98                 121.12                 125.29                 125.53
1/99                                           112.36                 125.31                 125.42                 125.87
1/00                                            79.13                 138.22                 109.84                 112.14
1/01                                            80.09                 166.31                 130.45                 136.02
1/02                                           142.21                 193.65                  180.4                 187.27

* $100 INVESTED ON 1/31/97 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING JANUARY 31.

NEW INDUSTRY PEER GROUP                          OLD INDUSTRY PEER GROUP
-----------------------                          -----------------------
Building Materials Holding                    Building Materials Holding
Corp.                                         Corp.
A. M. Castle & Co.                            A. M. Castle & Co.
Centex Corp.                                  Centex Corp.
Florida Rock Industries, Inc.                 Florida Rock Industries, Inc.
W.W. Grainger, Inc.                           W.W. Grainger, Inc.
Industrial Distribution Group,                Industrial Distribution Group,
Inc.                                          Inc.
Lawson Products, Inc.                         Lawson Products, Inc.
Lennar Corporation                            Lennar Corporation
Noland Company                                Noland Company
Watsco Inc.                                   SCP Pool Corp.
Wesco International, Inc.                     Watsco Inc.
                                              Wesco International, Inc.

                       BOARD OF DIRECTORS AND COMMITTEES

BOARD OF DIRECTORS' MEETINGS AND ATTENDANCE

     During the last fiscal year, the Board of Directors held a total of five meetings. Each member of the Board attended 75% of the aggregate of (i) the total number of meetings of the Board, and (ii) the total number of meetings held by all committees of the Board on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board has standing Executive, Audit, Compensation, Long-Term Incentive Plan and Directors' Stock Option Plan Committees. The memberships of the standing committees of the Board of Directors are listed in the directors' biographies set forth below under "Election of Directors." The Executive Committee performs the functions of a nominating committee.

     The Executive Committee met one time and acted two times by written consent during the last fiscal year to appoint certain officers and approve a leasing program. The Executive Committee has authority to act on matters of general corporate governance when the Board is not in session.

     The Audit Committee met five times during the last fiscal year. At its meetings, the Audit Committee appointed our independent auditors for fiscal 2002, reviewed the reports of our internal audit staff, reviewed the professional services provided by the independent auditors together with the range of audit and nonaudit fees, reviewed its written charter, reviewed our proxy statement and Form 10-K, and reviewed quarterly earnings releases. The Audit Committee acts under a written charter adopted by the Board. All members of the Audit Committee are "independent" as such term is defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

     The Compensation Committee met ten times during the last fiscal year (including four actions by written consent) and reviewed and made recommendations to the Board with respect to the compensation of members of our executive management group. It also issued stock options and restricted share grants under the 1997 Executive Stock Plan, approved severance arrangements with departing executive officers, and adopted the stock performance plan under the 1997 Executive Stock Plan. Information with respect to the Compensation Committee's recommendation for the last fiscal year is set forth elsewhere in this proxy statement under "Compensation Committee Report on Executive Compensation."

     The Long-Term Incentive Plan Committee met once during the last fiscal year to set targets for the fiscal 2003 plan and to consider alternatives to the existing plan. The Long-Term Incentive Plan Committee was established on January 25, 1996, pursuant to an amendment to the Senior Executives' Long-Term Incentive Plan, to administer the plan and any separate performance plans adopted thereunder. It is the duty of the Long-Term Incentive Plan Committee to interpret the plan and to establish and administer separate performance plans under the plan, including the designation of applicable performance periods, the selection of participants, the establishment and application of performance goals and the determination of performance bonus payments under such plans. This plan was terminated in May 2001 (except that existing performance plans thereunder continued in effect).

     The Directors' Stock Option Plan Committee has the authority to interpret the provisions of the Directors' Stock Option Plan. The Directors' Stock Option Plan Committee did not meet during the last fiscal year.

FAMILY RELATIONSHIPS BETWEEN CERTAIN DIRECTORS AND EXECUTIVE OFFICERS

     The following family relationship exists between our directors and executive officers:

                 David H. Hughes and Vincent S. Hughes are brothers.

                             ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

     Our Restated Articles and Bylaws provide that the Board will be divided into three approximately equal classes of directors. Our Board is currently comprised of nine Directors. Generally, each director is elected for a three-year term, with one class of directors being elected at each annual meeting of shareholders. However, when a new director is appointed to fill a vacancy on the Board, that director holds office only until the next election of directors by shareholders.

     Thomas I. Morgan, Amos McMullian and Toni Jennings, each of whom was elected to the Board since the last annual meeting of shareholders, have been nominated by the Board for election as directors at the annual meeting. The Board has also nominated David H. Hughes and Vincent S. Hughes for election as directors at the annual meeting. Each of the nominees is currently a member of the Board and has consented to serve as a director if elected. If elected at the annual meeting, David H. Hughes, Vincent S. Hughes and Amos McMullian will serve until the 2005 annual meeting, Toni Jennings will serve until the 2004 annual meeting, and Thomas I. Morgan will serve until the 2003 annual meeting, in each case until the election and qualification of their respective successors or until their earlier death, resignation or removal.

VOTING INFORMATION WITH REGARD TO THE ELECTIONS PROPOSAL

     It is the intention of the persons named as proxies to vote the proxies FOR the election to the Board of the nominees named above, unless a shareholder directs otherwise. In the event that a vacancy (which is not anticipated) arises prior to the annual meeting, the proxy may be voted for a substitute nominee designated by the Board.

     The affirmative vote of a plurality of the votes cast by the holders of our common shares will be required to elect the nominees as directors. Abstentions and broker non-votes will have no effect on the outcome of the voting to elect the directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROPOSAL.

DIRECTOR INFORMATION

     Set forth below is information concerning the nominees to be elected at the annual meeting, as well as certain information concerning the directors whose terms extend beyond the annual meeting. Set forth below with respect to each director or director nominee is his or her name, age, principal occupation and business experience for the past five years and length of service as a director.

DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING

DAVID H. HUGHES
AGE: 58

     Mr. Hughes has served as our Chairman of the Board and Chief Executive Officer since November 1986 and as a director since August 1968. Mr. Hughes also serves as a member of the Executive Committee. Mr. Hughes served as our President from June 1972 to March 1994. Mr. Hughes is also a director of SunTrust Banks, Inc., Brown & Brown, Inc., and Darden Restaurants, Inc. Mr. Hughes' term as a director expires at the 2002 Annual Meeting.

VINCENT S. HUGHES
AGE: 61

     Mr. Hughes served as one of our Vice Presidents from April 1972 until November 2001 and as a director since April 1966. Mr. Hughes also serves as a member of the Executive Committee. Mr. Hughes' term as a director expires at the 2002 Annual Meeting.

THOMAS I. MORGAN
AGE: 48

     Mr. Morgan has served as our President and Chief Operating Officer since April 2001 and as a director since May 2001. Previously Mr. Morgan was Chief Executive Officer of enfoTrust Networks from February 2000 to March 2001, Chief Executive Officer of Value America from February 1999 to November 1999, Chief Executive Officer of U.S. Office Products from November 1997 to January 1999, and President and Chief Operating Officer of U.S. Office Products from February 1997 to November 1997. Mr. Morgan's term as a director expires at the 2002 Annual Meeting.

TONI JENNINGS
AGE: 52

     Ms. Jennings has served as a director since November 2001. Since 1982, Ms. Jennings has been the President of Jack Jennings and Sons, Inc., a commercial construction firm based in Orlando, Florida. Ms. Jennings also serves as Secretary and Treasurer of Jennings & Jennings, Inc., an architectural millwork firm based in Orlando, Florida. Ms. Jennings was a member of the Florida Senate from 1980 to 2000, and President of the Florida Senate from 1996 to 2000. She previously served in the Florida House of Representatives from 1976 to 1980. She currently serves on the Salvation Army Advisory Board, the Rollins College Board of Trustees and on the Board of Directors of Brown & Brown, Inc., SunTrust Bank/ Central Florida and the Florida Chamber of Commerce. Ms. Jennings' term as a director expires at the 2002 Annual Meeting.

AMOS MCMULLIAN
AGE: 64

     Mr. McMullian has served as a director since November 2001. Since November 2000, Mr. McMullian has been the Chief Executive Officer and Chairman of the Board of Flowers Foods, Inc., a New York Stock Exchange-listed company that produces and markets a full line of fresh and frozen baked foods to retail and food service customers throughout the United States. Mr. McMullian previously served as Chairman of the Board of Flowers Industries, Inc., the former parent company of Flowers Foods prior to its acquisition by Kellogg in March 2001, from 1985 to March 2001 and as its Chief Executive Officer from 1981 to March 2001. Mr. McMullian's term as a director expires at the 2002 Annual Meeting.

DIRECTORS WHOSE TERMS EXTEND BEYOND THE ANNUAL MEETING

JOHN D. BAKER II
AGE: 53

     Mr. Baker has served as a director since March 1994. Mr. Baker also serves as a member of the Compensation, Directors' Stock Option Plan, Long-Term Incentive Plan and Audit Committees. Mr. Baker currently serves as President, Chief Executive Officer and director of Florida Rock Industries, Inc. Mr. Baker also serves as a director of Patriot Transportation Holding, Inc., and Wachovia Bank, Inc. Mr. Baker's term as a director expires at the 2004 Annual Meeting.

WILLIAM P. KENNEDY
AGE: 58

     Mr. Kennedy has served as a director since March 1999. Mr. Kennedy currently serves as Chief Executive Officer of Nephron Pharmaceuticals Incorporated, a manufacturer of sterile pharmaceutical products. Mr. Kennedy serves as a member of the Compensation, Long-Term Incentive Plan and Audit Committees. From 1981 to 1997, Mr. Kennedy served as Chairman and Chief Executive Officer of Rotech Medical, a home health services company. Mr. Kennedy's term as a director expires at the 2004 Annual Meeting.

ROBERT N. BLACKFORD
AGE: 65

     Mr. Blackford has served as a director since December 1970 and served as our Secretary from February 1974 to May 1997. Mr. Blackford also serves as a member of the Executive, Compensation, Long-Term Incentive Plan and Directors' Stock Option Plan Committees. On January 1, 2002, Mr. Blackford retired from the law firm of Holland & Knight LLP, the successor to the law firm of Maguire, Voorhis & Wells, P.A., where he had practiced since 1968. Mr. Blackford's term as a director expires at the 2003 Annual Meeting.

H. COBIN DAY
AGE: 64

     Mr. Day has served as a director since October 1996. Mr. Day currently serves as Chairman of Jemison Investment Co., Inc. Mr. Day serves as a member of the Compensation, Long-Term Incentive Plan, Directors' Stock Option Plan and Audit Committees. Mr. Day is also a member of the Board of Directors of Protective Life Corporation. Mr. Day's term as a director expires at the 2003 Annual Meeting.

               APPROVAL OF AMENDMENT TO 1997 EXECUTIVE STOCK PLAN
                                 (PROPOSAL TWO)

     The Board of Directors has approved and seeks your approval of an amendment to the 1997 Executive Stock Plan, as described below. This plan was adopted as an incentive program to grant equity-based incentive compensation to our key employees. This plan is intended to act as an incentive to enhance shareholder value by providing to plan participants an opportunity to benefit from increases in the value of our common shares.

     The proposed amendment for approval by the shareholders at the meeting would increase from 1,750,000 to 2,250,000 the number of common shares reserved for use under the plan and increase from 875,000 to 1,125,000 the number of such shares which may, but need not, be granted as restricted shares.

     In addition, the proposed amendment would permit the Compensation Committee to make awards of restricted shares conditioned on specific performance criteria. Shareholder approval of the proposed amendment is required for the amount of awards, if earned, to be deductible by us under Section 162(m) of the Internal Revenue Code. That section limits the deductibility of certain compensation in excess of $1 million per year paid by a publicly traded corporation to its chief executive officer and four other highest compensated executive officers.

     The proposed amendment is contingent on shareholder approval. The number of options, stock appreciation rights and restricted shares that would be awarded to our chief executive officer and other four most highly compensated executive officers under the plan is not currently determinable.

     A general summary of the plan as currently in effect and as proposed to be amended is set forth below.

SUMMARY OF 1997 EXECUTIVE STOCK PLAN

  Grants

     The 1997 Executive Stock Plan provides for grants of options to purchase common shares, awards of restricted shares, and grants of stock appreciation rights (entitling the grantee to receive the difference in value between the underlying common shares on the date of exercise and the greater of the value of such common shares on the date of grant or the exercise price established by the Compensation Committee on the date of grant), which may be either freestanding or granted in tandem with an option. Options to purchase common shares may be either incentive stock options, which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code, or nonqualified stock options.

  Shares

     There are currently 1,750,000 common shares reserved for use under the plan, of which up to 875,000 may, but need not, be granted as restricted shares. Any shares subject to an option that remain unissued after the cancellation, expiration or exchange of an option and any restricted shares which are forfeited will again become available for use under the plan. Any shares which are surrendered for cash or common shares or a combination thereof, and any common shares used to satisfy a withholding obligation, shall not again become available for use under the plan. As of April 1, 2002, there were available an aggregate of 246,088 common shares under the plan, of which 177,688 could be granted as restricted shares.

     The proposed amendment would make an additional 500,000 shares available for use under the plan. The proposed amendment also would increase by 250,000 the number of shares which may, but need not, be granted as restricted shares. If the proposed amendment is approved by the shareholders, 2,250,000 common shares would be reserved for use under the plan, which would represent 9.45% of our outstanding common shares as of March 27, 2002.

  Administration of the Plan

     The plan is administered by the Compensation Committee, which has the sole authority to grant options, stock appreciation rights and restricted shares. The committee must consist of at least two directors, each of whom shall be an "outside director" for purposes of Section 162(m) of the Code. The Board has authorized the committee to interpret and administer the plan, and to determine the key employees to receive grants, the number of options, stock appreciation rights and/or restricted shares to be granted, the terms of option grants, stock appreciation rights and restricted shares, the provisions of the respective option, restricted share and stock appreciation right agreements (which need not be identical), and to take such other actions in the administration and operation of the plan as the committee deems equitable under the circumstances. The Board, however, has reserved to itself the right to act with respect to any matters concerning:

     - certain corporate transactions in which there is a change in control with no assumption or substitution of options, stock appreciation rights or restricted shares granted under the plan (in which case: (1) options and stock appreciation rights may be cancelled unilaterally by us in exchange for a payment of whole common shares, and cash in lieu of fractional shares, if any, which the holder would have received if on the date set by the Board he or she had exercised his or her stock appreciation right in full or if he or she had exercised a right to surrender his or her outstanding option in full; (2) options and stock appreciation rights may be cancelled unilaterally if the option price or stock appreciation right share value at grant equals or exceeds the fair market value of a common share on such date; and (3) the grant and forfeiture conditions on restricted shares may be deemed satisfied); or

     - any adjustment in the number of shares reserved for issuance under the plan, in the number of restricted shares granted and any related restrictions, the number of common shares subject to options, the option price, the stock appreciation right grant value and the number of common shares related to any stock appreciation right to equitably reflect any change in our capitalization, including, but not limited to common share dividends or common share splits or to reflect certain corporate transactions; or

     - the amendment or termination of the plan. However, the committee may condition an amendment on the approval of our shareholders to the extent the committee determines such approval to be necessary or advisable for securities or tax purposes.

  Eligibility

     The committee selects key employees (including outside consultants) to participate in the plan. A key employee means any of our employees who, in the judgment of the committee, is a key to our success; an outside consultant is an independent contractor that regularly performance services for, provides goods to, or purchases goods or services from us.

  Terms of Options

     The plan authorizes the grant of incentive stock options or nonqualified stock options, both of which are exercisable for common shares. With respect to an incentive stock option, the price at which an option may be exercised for a common share may not be less than the fair market value of a common share on the date the option is granted. The "fair market value" means the closing price per share of common stock on the New York Stock Exchange on the day prior to the date the option is granted, or if no such closing price is available on such day, the closing price for the immediately preceding business day. The committee is authorized to establish the exercise price for any nonqualified stock option, in its sole discretion.

     The period during which an option may be exercised is determined by the committee at the time of option grant and may not extend more than 10 years from the date of grant for an incentive stock option or more than 5 years from the date of grant for an incentive stock option granted to a key employee who is also a ten percent shareholder. An option or portion thereof that is not exercised before expiration of the applicable option period terminates. No options may be granted after the earlier of December 31, 2006 or the date on which all common shares reserved under the plan have been issued or are unavailable for plan use, in which event the plan also shall terminate on such date.

     The aggregate fair market value of incentive stock options granted to a key employee under the plan and incentive stock options granted under any other stock option plan adopted by us which first becomes exercisable in any calendar year may not exceed $100,000. Furthermore, a key employee may be granted, in any calendar year, one or more options, or one or more stock appreciation rights, or one or more options and stock appreciation rights in any combination which, individually or in the aggregate, relate to no more than 22,500 common shares.

     To the extent authorized by the committee, any nonqualified stock option or stock appreciation right may be transferred or assigned to family members of the key employee if such transfer or assignment is made without consideration.

  Stock Appreciation Rights

     Stock appreciation rights may be granted as part of an option with respect to all or a portion of the common shares subject to the option or may be granted separately. The share value of a freestanding stock appreciation right will be set forth in the related agreement, and may not be less than the fair market value of a common share on the date of grant of the stock appreciation right. The share value of a stock appreciation right granted in tandem with an option will be determined by the exercise price of the related option, which also may not be less than the fair market value of a common share on the date of grant. The grant of stock appreciation rights may be subject to such other terms as the committee deems appropriate.

     When a freestanding stock appreciation right is exercised, the key employee receives a payment determined by calculating the difference between the share value at grant as set forth in the related agreement and the fair market value of a common share on the date of exercise. On the exercise of a tandem stock appreciation right, the related option is deemed to be surrendered to the extent of the number of common shares for which the tandem stock appreciation right is exercised, and the payment is based on the increase in fair market value of a common share on the exercise date over the share value stated in the option agreement. Payment may be made in cash or shares, or a combination of cash and shares. The form and timing of payments is determined by the committee.

 Restricted Shares Other Than Performance-Based Restricted Shares

     Restricted shares other than performance-based restricted shares may be granted to key employees and may be subject to one or more contractual restrictions applicable generally or to a key employee in particular, as established by the committee at the time of grant and as set forth in the related restricted share agreement. The restricted share agreement sets forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the key employee's interest in the restricted shares will be forfeited. As soon as practicable after a grant has become effective, the shares are registered to or for the benefit of the employee, but subject to any forfeiture conditions established by the committee. The restricted share agreement states whether the employee has the right to receive any cash dividends paid with respect to the restricted shares. If the employee has no right to receive cash dividends, the agreement may give the employee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. An employee has the right to vote the restricted shares after grant until they are forfeited or become nonforfeitable.

     Restricted shares may vest in installments or in lump sum amounts upon satisfaction of the stipulated conditions. If the restrictions are not satisfied, the shares are forfeited and again become available under the plan. To enforce the restrictions, all restricted shares will be held by us until the restrictions are satisfied.

     In the case of restricted share grants which vest only on the satisfaction of performance objectives, the committee determines the performance objectives to be used in connection with restricted share awards and the extent to which such objectives have been met. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such performance factors and criteria as the committee in its sole discretion selects.

     To the extent authorized by the committee, any restricted share may be transferred or assigned to family members of the key employee if such transfer or assignment is made without consideration. Grants of restricted shares are effective for periods as determined by the committee, provided no restricted shares may be granted after the earlier of December 31, 2006 or the date on which all common shares reserved under the plan have been issued or are unavailable for plan use, in which event the plan also shall terminate on such date.

  Performance-Based Restricted Shares

     The proposed amendment would permit the Compensation Committee to make grants of performance-based restricted shares to key employees. The committee would have absolute discretion to establish the performance criteria that will be applicable to each grant and to determine the percentage of shares that will be granted upon various levels of attainment of the performance criteria. To comply with Section 162(m) of the Code, the establishment of the performance criteria and the determination of the grant formula must be made at the time of grant, but in no event later than ninety days after the commencement of the performance measurement period. The committee will select the performance criteria that will be applicable to a grant of performance-based restricted shares from the following list:

     - the price of our common shares;

     - average annual growth in earnings per share;

     - increase in shareholder value;

     - earnings per share;

     - net income;

     - return on assets;

     - return on shareholders' equity;

     - increase in cash flow;

     - operating profit or operating margins;

     - our revenue growth; and

     - operating expenses.

     The related performance-based restricted share agreement will set forth the applicable performance criteria and the deadline for satisfying the performance criteria. No grant of performance-based restricted shares will be effective until the committee certifies that the applicable conditions (including performance criteria) have been timely satisfied.

     The committee may also make grants of performance-based restricted shares subject to one or more objective employment, performance or other forfeiture conditions applicable generally or to a key employee in particular, as established by the committee at the time of grant and as set forth in the related performance-based restricted share agreement. The performance-based restricted share agreement will set forth the conditions, if any, under which the key employee's interest in the performance-based restricted shares will be forfeited. If the grant or forfeiture conditions with respect to performance-based restricted shares are not satisfied, the shares will be forfeited and again become available under the plan. To enforce the restrictions, all performance-based restricted shares will be held by us until the conditions are satisfied.

     As soon as practicable after a grant has become effective, the shares will be registered to or for the benefit of the employee, but subject to any forfeiture conditions established by the committee. The performance-based restricted share agreement will state whether the employee has the right to receive any cash dividends paid with respect to the performance-based restricted shares. If the employee has no right to receive cash dividends, the agreement may give the employee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the performance-based restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. An employee will have the right to vote the performance-based restricted shares after grant until they are forfeited or become nonforfeitable.

     No more than 75,000 performance-based restricted shares may be granted to a key employee in any calendar year.

  Withholding

     The exercise or surrender of any option or stock appreciation right granted under the plan and the acceptance of a restricted share grant constitutes an employee's full and complete consent to whatever actions the committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the committee in its discretion deems applicable to the exercise or surrender of such option or stock appreciation right or the lapse of a forfeiture condition on such restricted shares. The committee also can provide in an option agreement or restricted share agreement that an employee may elect to satisfy federal and state tax withholding requirements through a reduction in the number of common shares actually transferred to the employee pursuant to the exercise of the option or the number of restricted shares that become non-forfeitable, and any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3.

  Certain Federal Income Tax Consequences

     The following summary generally describes the principal federal income tax consequences of certain events under the 1997 plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to us or a particular employee. The provisions of the Internal Revenue Code and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

     An employee generally will not be subject to any federal income tax upon the grant of an option or stock appreciation right, or the award of restricted shares, granted pursuant to the plan. Except as specified below, an employee does not recognize income for federal income tax purposes (and we will not be entitled to any federal income tax deduction) as a result of the exercise of an incentive stock option and the related transfer of shares to the employee. However, the excess of the fair market value of the shares transferred upon the exercise of an incentive stock option over the exercise price paid for such shares generally constitutes an item of alternative minimum tax adjustment to the employee for the year in which the option is exercised. Thus certain employees may have an increase in their federal tax liability as a result of the exercise of an incentive stock option under the alternative minimum tax rules of the Code.

     If the shares transferred pursuant to the exercise of an incentive stock option are disposed of within two years from the date the option is granted or within one year from the date the option is exercised, the employee recognizes ordinary compensation income equal to the lesser of (1) the excess of the amount realized on the disposition over the price paid for the shares or (2) the excess of the fair market value of the shares when transferred to the employee at exercise over the exercise price paid for such shares. We are entitled to a federal income tax deduction as a result of the early disposition of shares prior to the end of the incentive stock option holding period.

     If the shares transferred upon the exercise of an incentive stock option are disposed of after the option holding periods have been satisfied, such disposition generally results in long term capital gain or long term capital loss with respect to the gain or loss realized on the disposition. We are not entitled to a federal income tax deduction as a result of a disposition of such shares after the incentive stock option holding periods have been satisfied.

     Ordinary compensation income is recognized upon exercise of an nonqualified stock option. Generally, the ordinary income realized is the excess, if any, of the fair market value of common shares received upon the exercise of the nonqualified stock option over the exercise price paid. An employee also recognizes ordinary compensation income upon exercising a stock appreciation right. The amount of such income is the amount of any cash received and the fair market value of any common shares received upon exercise of the stock appreciation right.

     Generally, federal income tax withholding from the employee is required on the compensation income recognized by the employee upon exercise of a nonqualified stock option or a stock appreciation right. We generally receive a deduction for federal income tax purposes equal to the ordinary compensation income recognized by the employee upon exercise of a nonqualified stock option or a stock appreciation right.

     Unless an employee makes a special tax election under Section 83(b) of the Code, an employee recognizes ordinary compensation income in an amount equal to the fair market value of the shares subject to the restricted share grant at the time the shares are no longer subject to a substantial risk of forfeiture or are freely transferable. Dividends paid to an employee on restricted shares prior to the vesting of such shares are treated as ordinary income of the employee in the year received. We receive a deduction for federal income tax purposes equal to the ordinary income recognized by the employee.

     All of the above-described deductions are subject to the limitations on deductibility described in Section 162(m) of the Code. It is our intention that the plan be construed and administered in a manner that maximizes the deductibility of compensation under Section 162(m).

VOTING INFORMATION WITH REGARD TO THE EXECUTIVE STOCK PLAN PROPOSAL

     It is the intention of the persons named as proxies to vote FOR the proposal to amend the 1997 Executive Stock Plan, unless a shareholder directs otherwise.

     Approval of the amendment to the 1997 Executive Stock Plan requires the affirmative vote of a majority of all votes cast on this proposal, and the total number of votes cast on this proposal must represent more than 50% of all shares entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1997 EXECUTIVE STOCK PLAN.

             APPROVAL OF AMENDMENT TO DIRECTORS' STOCK OPTION PLAN
                                (PROPOSAL THREE)

     The Board of Directors has approved and seeks your approval of an amendment to the Directors' Stock Option Plan, as described herein. This plan is an incentive program to grant equity-based incentive compensation to our nonemployee directors to promote the acquisition of common shares by those nonemployee directors upon whose judgment and ability we rely to attain our long-term growth and development and to provide a means to attract and retain well-qualified directors.

     The proposed amendment for approval at the meeting would provide for the granting of options with respect to 5,000 shares to each participant in each of the years 2002 forward (or, if the number of shares remaining in the plan on any such date is insufficient to grant each participant an option to purchase 5,000 shares, each participant will automatically receive an option to purchase a number of shares to be determined by dividing the total number of shares remaining in the plan by the number of participants at that time and, if necessary, rounding down to the nearest whole number of shares). Before the proposed amendment, the plan provided for the granting of options with respect to an aggregate of 20,000 shares, equally divided among the then participants.

     If the amendment is approved at the meeting, each nonemployee director will be granted an option for 5,000 shares at the Board meeting immediately following the meeting.

     A general summary of the plan as currently in effect and as proposed to be amended is set forth below.

SUMMARY OF THE DIRECTORS' PLAN

  Participants

     The plan provides that nonemployee directors who are not our employees on the date of the grant of an option, and who have not within twelve months of such grant date been our employees, will on such grant date be participants under the plan.

  Shares

     The number of common shares as to which options may be issued under the Directors' Plan, as currently in effect, is an aggregate of 302,500 shares. As of April 1, 2002, there were available an aggregate of 63,310 common shares under the plan.

     The number of shares subject to options under the plan is subject to adjustment in the event of any increase or decrease in the number of issued common shares resulting from a subdivision or consolidation of shares, or the payment of a share dividend (but only on the capital stock), or any other increase or decrease in the number of shares effected without receipt of consideration by us.

  Options

     The plan currently provides for the granting of options with respect to an aggregate of 20,000 shares at each Board meeting immediately following each annual meeting of shareholders. The options are divided equally among the nonemployee directors in office on the annual grant dates.

     The proposed amendment would provide for the granting of options at the Board meeting immediately following the annual meeting of shareholders with respect to 5,000 shares to each participant in each of the years 2002 forward (or, if the number of shares remaining in the plan on any such date is insufficient to grant each participant an option to purchase 5,000 shares, each participant will automatically receive an option to purchase a number of shares to be determined by dividing the total number of shares remaining in the plan by the number of participants at that time and, if necessary, rounding down to the nearest whole number of shares).

     Each option under the plan is exercisable, in whole or in part, on the date of the grant and will remain exercisable while the participant is a nonemployee director, for ten years from the date of the grant. In the event a participant shall cease to be a nonemployee director for any reason other than death, the participant's option may be exercised at any time within twelve months after termination of service as a nonemployee director or until the expiration of the option, whichever occurs first. In the event of a participant's death while a nonemployee director, or within three months after termination of service as a nonemployee director, the participant's option may be exercised by the executors or administrators of the participant, or by any person or persons who shall have acquired the option directly from the participant by bequest or inheritance, for a period of one year from the date of death of the participant, or until the expiration of the option, whichever first occurs. During the lifetime of the participant, such participant's option shall be exercisable only by such participant and such option shall not be transferable by the participant other than by will or the laws of descent and distribution. The option price for options under the plan must be 100% of the fair market value of the shares on the date of the grant of the option. For purposes of options under the plan, the "fair market value" of the shares shall be deemed to be the highest closing price of the shares on the New York Stock Exchange on the day the option is granted, or if no sale of shares shall have been made on that day, on the next preceding day on which there is a sale of such shares.

     Payment of the option price upon exercise of options under the plan may be in cash or with our common shares valued at fair market value, as defined above, determined as of the date of the exercise of the option.

  Amendment of the Plan

     The Board may, from time to time, with respect to common shares at the time not subject to options under the plan, suspend, discontinue, revise or amend the plan without approval of the shareholders; provided, however, no revision or amendment not approved by the shareholders shall change the number of shares subject to the plan, extend the term of the plan or the term of any option granted under the plan, change the designation of the participants, the manner in which options are granted, materially increase benefits under the plan, or decrease the price at which options may be granted or remove the administration of the plan from the Directors' Stock Option Committee. The proposed amendment to the plan, because it would change the manner in which options are granted, is subject to the approval of the shareholders as described herein.

  Administration of the Directors' Plan

     The plan is administered by the Directors' Stock Option Plan Committee which must consist of not less than three members of the Board who are not employees and who are "non-employee directors" as defined in Rule 16b-3. Members of the committee, as nonemployee directors, are participants under the plan. Currently, the members of the committee are Robert N. Blackford, H. Corbin Day and John D. Baker II. The plan provides that the interpretation and construction of the plan by the committee will be final unless otherwise determined by the Board. Administration, interpretation and construction of the plan by the committee is primarily administrative in nature, as the plan specifically identifies the participants, when and how grants of options are made, the duration of the options, the number of shares to be subject to options, the exercise price and other significant terms of the options.

  Federal Income Tax Consequences

     The options are not "incentive stock options" as defined in Section 422 of the Internal Revenue Code, and the favorable tax treatment accorded to incentive stock options under the Code is not available to holders of options under the plan. Participants receiving options under the plan will generally not be taxed upon the receipt of the options. Upon the exercise of an option under the plan, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price paid under the option. The shareholder's basis in the shares acquired upon the exercise of the option will be equal to the option price paid for the shares plus the amount of ordinary income recognized by the shareholder in connection with the exercise of the option. The gain or loss at the time of any subsequent sale or other disposition will be long term or short term capital gain, depending upon the shareholder's holding period for the shares.

     We will not be entitled to a deduction for federal income tax purposes for the granting of any option under the plan. We generally will be entitled to a deduction for federal income tax purposes when a participant realizes ordinary income as a result of exercising an option under the plan in the same amount as the ordinary income realized by the participant.

     The foregoing is only a brief summary of the applicable federal income tax consequences with respect to options under the plan and should not be relied upon as being complete.

VOTING INFORMATION WITH REGARD TO THE DIRECTORS' PLAN PROPOSAL

     It is the intention of the persons named as proxies to vote FOR the proposal to amend the Directors' Stock Option Plan, unless a shareholder directs otherwise.

     Approval of the amendment to the Directors' Stock Option Plan requires the affirmative vote of a majority of all votes cast on this proposal, and the total number of votes cast on this proposal must represent more than 50% of all shares entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE DIRECTORS' STOCK OPTION PLAN.

                             AUDIT COMMITTEE REPORT

     The company's management is responsible for its internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the company's financial statements in accordance with generally accepted accounting principles and for issuing a report thereon. The Audit Committee's responsibility is to review and oversee these processes.

     In connection with the preparation of the company's Annual Report for the year ended January 25, 2002:

     - The Audit Committee reviewed and discussed the audited financial statements with management;

     - The Audit Committee discussed with the independent auditors the material required to be discussed by SAS 61; and

     - The Audit Committee reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors of the company that the audited financial statements be included in the Annual Report for the year ended January 25, 2002.

     Submitted by the Audit Committee of the Board of Directors.

                                John D. Baker II
                                 H. Corbin Day
                               William P. Kennedy

                         INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP served as our independent auditors for the fiscal year ended January 25, 2002. We have engaged PricewaterhouseCoopers LLP as our auditors for fiscal year ending January 31, 2003, subject to fee negotiation. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting where they will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     AUDIT FEES. PricewaterhouseCoopers LLP billed us $225,000, in the aggregate, for professional services rendered by them for the audit of our annual financial statements for the fiscal year ended January 25, 2002, and the reviews of the interim financial statements included in our Forms 10-Q filed during the fiscal year ended January 25, 2002.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION
FEES. PricewaterhouseCoopers LLP provided no professional services to us of the nature described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X during the fiscal year ended January 25, 2002.

     ALL OTHER FEES. PricewaterhouseCoopers LLP billed us $391,000, in the aggregate, for all other services rendered by them (other than those covered above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees") during the fiscal year ended January 25, 2002. These fees include amounts charged for audit-related services, including accounting consultations ($41,000) and a pre-implementation review of the controls underlying our newly-implemented financial system ($187,000).

     The Audit Committee considered whether PricewaterhouseCoopers LLP's provision of the above non-audit services is compatible with maintaining such firm's independence.

                                 MISCELLANEOUS

     The Board does not intend to present and knows of no other person who intends to present any matter of business at the annual meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders. However, if other matters properly come before the meeting, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/Benjamin P. Butterfield
                                          BENJAMIN P. BUTTERFIELD
                                          General Counsel and Secretary

Orlando, Florida
April 17, 2002

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY; THEREFORE, IF YOU DO NOT EXPECT TO ATTEND THE 2002 ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE PROXY FORM OR VOTE VIA TELEPHONE OR THE INTERNET AS SOON AS POSSIBLE.

                  HUGHES SUPPLY, INC. 1997 EXECUTIVE STOCK PLAN
                                  (AS AMENDED)

                       SECTION 1. BACKGROUND AND PURPOSE

         The name of this Plan is the Hughes Supply, Inc. 1997 Executive Stock Plan (the "Plan"). The purpose of this Plan is to promote the interest of the Company and its Subsidiaries through grants to Key Employees of Options to purchase Stock, grants of stock appreciation rights and grants of Restricted Stock, including Performance-Based Restricted Stock, in order (1) to attract and retain Key Employees, (2) to provide an additional incentive to each Key Employee to work to increase the value of Stock and (3) to provide each Key Employee with a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders.

                             SECTION 2. DEFINITIONS

         Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

         2.1 Board - means the Board of Directors of the Company.

         2.2 Change in Control - means the first to occur of the following events:

                  (i) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee) (the Company, all Subsidiaries, and such employee benefit plans and trustees acting as trustees being hereinafter referred to as the "Company Group"), but including a `group' defined in Section 13(d)(3) of the Exchange Act (a "Person"), becomes the beneficial owner of shares of the Company having at least thirty percent (30%) of the total number of votes that may be cast for the election of directors of the Company (the "Voting Shares"); provided that no Change in Control will occur as a result of an acquisition of stock by the Company Group which increases, proportionately, the stock representing the voting power of the Company, and provided further that if such person or group acquires beneficial ownership of stock representing more than thirty percent (30%) of the voting power of the Company by reason of share purchases by the Company Group, and after such share purchases by the Company Group acquires any additional shares representing voting power of the Company, then a Change in Control shall occur;

                  (ii) the shareholders of the Company shall approve any merger or other business combination of the Company, sale of the Company's assets or combination of the foregoing transactions (a "Transaction") other than a Transaction involving only the Company and one or more of its Subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity excluding for this purpose any shareholder owning directly or indirectly more than ten percent (10%) of the shares of the other company involved in the merger; or

                  (iii) within any 24-month period, the persons who are directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that any director who was not a director as of the effective date of this Plan shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-third of the directors who were then qualified as Incumbent Directors either actually or by prior operation of this clause (iii); and provided further that any director elected to the Board to avoid or settle a threatened or actual proxy contest shall in no event be deemed to be an Incumbent Director.

         2.3 Code - means the Internal Revenue Code of 1986, as amended.

         2.4 Committee - means the Compensation Committee of the Board to which the responsibility to administer this Plan is delegated by the Board and which shall consist of at least two members of the Board all of whom are "outside directors" within the meaning of Code Section 162(m).

         2.5 Company - means Hughes Supply, Inc., a Florida company, and any successor to such corporation.

         2.6 "Disability" - has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any affiliate of the Company for the Key Employee. If no long-term disability plan or policy was ever maintained on behalf of the Key Employee or, if the determination of Disability relates to an ISO, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board and shall be supported by advice of a physician competent in the area to which such Disability relates.

         2.7 Exchange Act - means the Securities Exchange Act of 1934, as amended.

         2.8 Fair Market Value - refers to the determination of value of a share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Key Employee; provided that, for purposes of granting awards other than ISOs, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting ISOs, Fair Market Value of a share of Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

         2.9 ISO - means an option granted under this Plan to purchase Stock which is evidenced by an Option Agreement which provides that the option is intended to satisfy the requirements for an incentive stock option under Section 422 of the Code.

         2.10 Key Employee - means any employee of the Company or any Subsidiary, or any Outside Consultant, who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of the Company or such Subsidiary.

         2.11 NQO - means an option granted under this Plan to purchase Stock which is evidenced by an Option Agreement which provides that the option shall not be treated as an incentive stock option under Section 422 of the Code.

         2.12 Option - means an ISO or a NQO.

         2.13 Option Agreement - means the written agreement or instrument which sets forth the terms of an Option granted to a Key Employee under Section 7 of this Plan.

         2.14 Option Price - means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

         2.15 Parent Corporation - means any corporation which is a parent of the Company within the meaning of Section 424(e) of the Code.

         2.16 Performance-Based Restricted Stock - means Stock granted to a Key Employee under Section 8.2 of this Plan.

         2.17 Plan - means this Hughes Supply, Inc. 1997 Executive Stock Plan, as amended from time to time.

         2.18 Restricted Stock - means Stock granted to a Key Employee under
Section 8 of this Plan, including Performance-Based Restricted Stock.

         2.19 Restricted Stock Agreement - means the written agreement or instrument which sets forth the terms of a Restricted Stock grant to a Key Employee under Section 8 of this Plan.

         2.20 Rule 16b-3 - means the exemption under Rule 16b-3 to Section 16(b) of the Exchange Act or any successor to such rule.

         2.21 Stock - means the One Dollar ($1.00) par value common stock of the Company.

         2.22 SAR - means a right which is granted pursuant to the terms of
Section 7 of this Plan to the appreciation in the Fair Market Value of a share of Stock in excess of the SAR Share Value for such a share.

         2.23 SAR Agreement - means the written agreement or instrument which sets forth the terms of a SAR granted to a Key Employee under Section 7 of this Plan.

         2.24 SAR Share Value - means the figure which is set forth in each SAR Agreement and which is no less than the Fair Market Value of a share of Stock on the date the related SAR is granted.

         2.25 Subsidiary - means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company except a corporation which has subsidiary corporation status under Section 424(e) of the Code exclusively as a result of the Company or its subsidiary holding stock in such corporation as a fiduciary with respect to any trust, estate, conservatorship, guardianship or agency.

         2.26 Ten Percent Shareholder - means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either the Company, a Subsidiary or a Parent Corporation.

         2.27 Family Member - means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, brother-in-law, or sister-in-law of the Key Employee, including adoptive relationships, any person sharing the Key Employee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Key Employee) control the management of assets, and any other entity in which these persons (or the Key Employee) own more than fifty percent of the voting interests.

         2.27 Outside Consultant - means an independent contractor that regularly performs services for, provides goods to, or purchases goods or services from, the Company or any Subsidiary.

                     SECTION 3. SHARES RESERVED UNDER PLAN

         There shall be 2,250,000 shares of Stock reserved for use under this Plan. All such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option and any Restricted Shares which are forfeited thereafter shall again become available for use under this Plan, but any shares of Stock used to satisfy a withholding obligation under Section 14.3 shall not again become available for use under this Plan. The exercise of a SAR or a surrender right in an Option with respect to any shares of Stock shall be treated for purposes of this Section 3 the same as the exercise of an Option for the same number of shares of Stock.

                           SECTION 4. EFFECTIVE DATE

         This Plan shall be effective on April 2, 1997, provided the shareholders of the Company (acting at a duly called meeting of such shareholders) approve this Plan within twelve (12) months after such date and such approval satisfies the requirements for shareholder approval under Code
Section 422(b)(1) and Code Section 162(m). Any Restricted Stock, any Option, and any SAR granted under this Plan before such shareholder approval automatically shall be granted subject to such shareholder approval.

                              SECTION 5. COMMITTEE

         This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to Section 11, Section 12 and Section
13) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Key Employee and on each other person directly or indirectly affected by such action. The Committee shall use its best efforts to grant Options, SARs and Restricted Stock under this Plan to a Key Employee which will qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, except where the Committee deems that the Company's interests when viewed broadly will be better served by a grant which is free of the conditions required to so qualify any such grant for purposes of Section 162(m) of the Code.

                             SECTION 6. ELIGIBILITY

         Only Key Employees shall be eligible for the grant of Options, SARs or Restricted Stock under this Plan.

                          SECTION 7. OPTIONS AND SARS

         7.1 Options. The Committee acting in its absolute discretion shall have the right to grant Options to Key Employees under this Plan from time to time to purchase shares of Stock; provided, however, the Committee shall not grant an ISO to an Outside Consultant. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan.

         7.2 $100,000 Limit. The aggregate Fair Market Value of ISOs granted to a Key Employee under this Plan and incentive stock options granted to such Key Employee under any other stock option plan adopted by the Company, a Subsidiary or a Parent Corporation which first become exercisable in any calendar year shall not exceed $100,000; provided, however, that if the limitation is exceeded, the ISOs which cause the limitation to be exceeded will be treated as NQOs. Such Fair Market Value figure shall be determined by the Committee on the date the ISO or other incentive stock option is granted, and the Committee shall interpret and administer the limitation set forth in this Section 7.2 in accordance with Section 422(d) of the Code.

         7.3 Share Limitation. A Key Employee may be granted in any calendar year one or more Options, or one or more SARs, or one or more Options and SARs in any combination which, individually or in the aggregate, relate to no more than 22,500 shares of Stock.

         7.4 Option Price. Subject to adjustment in accordance with Section 11, the Option Price for each share of Stock subject to an Option must be set forth in the applicable Option Agreement. In no event shall the Option Price for each share of Stock subject to an ISO be less than the Fair Market Value of a share of Stock on the date the Option ISO is granted. With respect to each grant of an ISO to a Key Employee who is a Ten Percent Shareholder, the Option Price must not be less than 110% of the Fair Market Value of a share of Stock as of the date the Option is granted. With respect to each grant of a NQO, the Committee is authorized to establish any Option Price, in its sole discretion. The Option Price may not be amended or modified after the grant of the Option, and an Option may not be surrendered in consideration of or exchanged for a grant of a new Option having an Option Price below that of the Option which was surrendered or exchanged.

         7.5 Payment. The Option Price shall be payable in full upon the exercise of any Option, and an Option Agreement at the discretion of the Committee can provide for the payment of the Option Price:

                  (a) in cash or by a check acceptable to the Committee,

                  (b) in Stock which has been held by the Key Employee for a period acceptable to the Committee and which Stock is otherwise acceptable to the Committee,

                  (c) through a broker facilitated exercise procedure acceptable to the Committee, or

                  (d) in any combination of the three methods described in this
Section 7.5 which is acceptable to the Committee.

Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee.

         7.6 Exercise Period. Any ISO granted to a Key Employee who is not a Ten Percent Shareholder is not exercisable after the expiration of ten (10) years after the date the Option is granted. Any ISO granted to a Key Employee who is a Ten Percent Shareholder is not exercisable after the expiration of five (5) years after the date the Option is granted. The term of any NQO must be specified in the applicable Option Agreement. The date an Option is granted is the date on which the Committee has approved the terms and conditions of the Option and has determined the recipient of the Option and the number of Shares of Stock covered by the Option.

         7.7 Conditions to Exercise of an Option. Each Option granted under the Plan is exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts as the Committee shall specify in the Option Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of the Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Key Employee or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provisions in the Option Agreement to the contrary.

         7.8 Termination of an ISO. With respect to an ISO, in the event of termination of employment of a Key Employee, the Option or portion thereof held by the Key Employee which is unexercised will expire, terminate, and become exercisable no later than the expiration of three (3) months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Section 7.8, termination of employment by the Key Employee will not be deemed to have occurred if the Key Employee is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the ISO of the Key Employee in a transaction to which Code Section 424(a) is applicable.

         7.9 Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in Section 7, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with Code Section 424(a) and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those conditions in the previously issued option being replaced thereby.

         7.10 Nontransferability. Except to the extent the Committee deems permissible under Section 422(b) of the Code and Rule 16b-3 and consistent with the best interests of the Company, neither an Option granted under this Plan, and any related surrender rights, nor a SAR granted under this Plan shall be transferable by a Key Employee other than by will or by the laws of descent and distribution, and such Option and any such surrender rights and any such SAR shall be exercisable during a Key Employee's lifetime only by the Key Employee. To the extent authorized by the Committee in its sole discretion, an Option granted under this Plan, and any related surrender rights, or a SAR granted under this Plan may be transferred or assigned to one or more Family Members of the Key Employee, provided any such transfer or assignment is made without consideration to the Key Employee. The Family Member or Family Members to whom an Option or a SAR is transferred thereafter shall be treated as the Key Employee under this Plan.

         7.11 SARs and Surrender Rights.

                  (a) SARs. The Committee acting in its absolute discretion may grant a Key Employee a SAR which will give the Key Employee the right to the appreciation in one, or more than one, share of Stock, and any such appreciation shall be measured from the related SAR Share Value. The Committee shall have the right to make any such grant subject to such additional terms as the Committee deems appropriate, and such terms shall be set forth in the related SAR Agreement.

                  (b) Option Surrender Rights. The Committee acting in its absolute discretion also may incorporate a provision in an Option Agreement to give a Key Employee the right to surrender his or her Option in whole or in part in lieu of the exercise (in whole or in part) of that Option to purchase Stock on any date that

                           (1) the Fair Market Value of the Stock subject to
such Option exceeds the Option Price for such Stock, and

                           (2) the Option to purchase such Stock is otherwise
exercisable.

                  (c) Procedure. The exercise of a SAR or a surrender right in an Option shall be effected by the delivery of the related SAR Agreement or Option Agreement to the Committee (or to its delegate) together with a statement signed by the Key Employee which specifies the number of shares of Stock as to which the Key Employee, as appropriate, exercises his or her SAR or exercises his or her right to surrender his or her Option and (at the Key Employee's option) how he or she desires payment to be made with respect to such shares.

                  (d) Payment. A Key Employee who exercises his or her SAR or right to surrender his or her Option shall (to the extent consistent with the exemption under Rule 16b-3) receive a payment in cash or in Stock, or in a combination of cash and Stock, equal in amount on the date such exercise is effected to: (i) the number of shares of Stock with respect to which, as applicable, the SAR or the surrender right is exercised times (ii) the excess of the Fair Market Value of a share of Stock on such date over, as applicable, the SAR Share Value for a share of Stock subject to the SAR or the Option Price for a share of stock subject to an Option. The Committee acting in its absolute discretion shall determine the form and timing of such payment, and the Committee shall have the right (1) to take into account whatever factors the Committee deems appropriate under the circumstances, including any written request made by the Key Employee and delivered to the Committee (or to its delegate) and (2) to forfeit a Key Employee's right to payment of cash in lieu of a fractional share of stock if the Committee deems such forfeiture necessary in order for the surrender of his or her Option under this Section 7.11 to come within the exemption under Rule 16b-3. Any cash payment under this Section 7.11 shall be made from the Company's general assets, and a Key Employee shall be no more than a general and unsecured creditor of the Company with respect to such payment.

                  (e) Restrictions. Each SAR Agreement and each Option Agreement which incorporates a provision to allow a Key Employee to surrender his or her Option shall incorporate such additional restrictions on the exercise of such SAR or surrender right as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3.

                          SECTION 8. RESTRICTED STOCK

         8.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Restricted Stock to Key Employees under this Plan from time to time. However, no more than 1,125,000 shares of Stock shall be granted as Restricted Stock from the shares otherwise available for grants under this Plan. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Key Employee's interest in the related Stock will be forfeited. The Committee may make grants of Performance-Based Restricted Stock and grants of Restricted Stock which is not Performance-Based Restricted Stock.

         8.2 Performance-Based Restricted Stock.

                  (a) Effective Date. A grant of Performance-Based Restricted Stock shall be effective as of the date the Committee certifies that the applicable conditions described in Section 8.2(c) have been timely satisfied.

                  (b) Share Limitation. No more than 75,000 shares of Performance-Based Restricted Stock may be granted to a Key Employee in any calendar year.

                  (c) Grant Conditions. The Committee, acting in its absolute discretion, may select from time to time Key Employees to receive grants of Performance-Based Restricted Stock in such amounts as the Committee may, in its absolute discretion, determine, subject to any limitations provided in this Plan. The Committee shall make each grant subject to the attainment of certain performance targets. The Committee shall determine the performance targets which will be applied with respect to each grant of Performance-Based Restricted Stock at the time of grant, but in no event later than ninety (90) days after the commencement of the period of service to which the performance targets relate. The performance criteria applicable to Performance-Based Restricted Stock grants will be one or more of the following criteria: (i) Stock price; (ii) average annual growth in earnings per share; (iii) increase in shareholder value; (iv) earnings per share; (v) net income; (vi) return on assets; (vii) return on shareholders' equity; (viii) increase in cash flow; (ix) operating profit or operating margins; (x) revenue growth of the Company; and (xi) operating expenses. The related Restricted Stock Agreement shall set forth the applicable performance criteria and the deadline for satisfying the performance criteria. Shares of Performance-Based Restricted Stock shall be unavailable under Section 3 for the period which begins on the date as of which such grant is made and, if a Performance-Based Restricted Stock grant fails to become effective in whole or in part under Section 8.2, such period shall end on the date of such failure (i) for the related shares of Stock subject to such grant (if the entire grant fails to become effective) or (ii) for the related shares of Stock subject to that part of the grant which fails to become effective (if only part of the grant fails to become effective). If such period ends for any such shares of Stock, such shares shall be treated under Section 3 as forfeited at the end of such period and shall again become available under Section 3.

                  (d) Forfeiture Conditions. The Committee may make each Performance-Based Restricted Stock grant (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Key Employee's nonforfeitable interest in the shares of Stock related to a Performance-Based Restricted Stock grant shall depend on the extent to which each such condition is timely satisfied. Each share of Stock related to a Performance-Based Restricted Stock grant shall again become available under Section 3 after such grant becomes effective if such share is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under
Section 3 as of the date of such failure. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8.2) to, or for the benefit of, the Key Employee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

         8.3 Restricted Stock Other Than Performance-Based Restricted Stock

                  (a) Effective Date. A Restricted Stock grant which is not a grant of Performance-Based Restricted Stock shall be effective (a) as of the date set by the Committee when the grant is made or, if the grant is made subject to one, or more than one, condition, (b) as of the date the Committee determines that such conditions have been timely satisfied.

                  (b) Grant Conditions. The Committee acting in its absolute discretion may make the grant of Restricted Stock which is not Performance-Based Restricted Stock to a Key Employee subject to the satisfaction of one, or more than one, objective employment, performance or other grant condition which the Committee deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such grant condition. If a Restricted Stock grant which is not a grant of Performance-Based Restricted Stock will become effective only upon the satisfaction of one, or more than one, condition, the related shares of Stock shall be unavailable under Section 3 for the period which begins on the date as of which such grant is made and, if a Restricted Stock grant which is not a grant of Performance-Based Restricted Stock fails to become effective in whole or in part under Section 8.3, such period shall end on the date of such failure (i) for the related shares of Stock subject to such grant (if the entire grant fails to become effective) or (ii) for the related shares of Stock subject to that part of the grant which fails to become effective (if only part of the grant fails to become effective). If such period ends for any such shares of Stock, such shares shall be treated under
Section 3 as forfeited at the end of such period and shall again become available under Section 3.

                  (c) Forfeiture Conditions. The Committee may make each grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Key Employee's nonforfeitable interest in the shares of Stock related to a grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock shall depend on the extent to which each such condition is timely satisfied. Each share of Stock related to a Restricted Stock grant which is not a grant of Performance-Based Restricted Stock shall again become available under Section 3 after such grant becomes effective if such share is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under Section 3 as of the date of such failure. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8.3) to, or for the benefit of, the Key Employee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

         8.4 Dividends and Voting Rights.

                  (a) Each Restricted Stock Agreement shall state whether the Key Employee shall have a right to receive any cash dividends which are paid with respect to his or her Restricted Stock after the date his or her Restricted Stock grant has become effective and before the first day that the Key Employee's interest in such stock is forfeited completely or becomes completely nonforfeitable. If a Restricted Stock Agreement provides that a Key Employee has no right to receive a cash dividend when paid, such agreement shall set forth the conditions, if any, under which the Key Employee will be eligible to receive one, or more than one, payment in the future to compensate the Key Employee for the fact that he or she had no right to receive any cash dividends on his or her Restricted Stock when such dividends were paid. If a Restricted Stock Agreement calls for any such payments to be made, the Company shall make such payments from the Company's general assets, and the Key Employee shall be no more than a general and unsecured creditor of the Company with respect to such payments.

                  (b) If a Stock dividend is declared on such a share of Stock after the grant is effective but before the Key Employee's interest in such Stock has been forfeited or has become nonforfeitable, such Stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Key Employee's interest in such Stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes nonforfeitable.

                  (c) If a dividend is paid other than in cash or Stock, the disposition of such dividend shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend.

                  (d) A Key Employee shall have the right to vote the Stock related to his or her Restricted Stock grant after the grant is effective with respect to such Stock but before his or her interest in such Stock has been forfeited or has become nonforfeitable.

         8.5 Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be Restricted Stock at such time as a Key Employee's interest in such Stock becomes nonforfeitable under this Plan, and the certificate representing such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 8.2 or Section 8.3 and shall be transferred to the Key Employee.

         8.6 Transferability. To the extent authorized by the Committee in its sole discretion, Restricted Stock granted under this Plan may be transferred or assigned to one or more Family Members of the Key Employee, provided any such transfer or assignment is made without consideration to the Key Employee. The Family Member or Family Members to whom Restricted Stock is transferred thereafter shall be treated as the Key Employee under this Plan.

            SECTION 9. SECURITIES REGISTRATION AND ESCROW OF SHARES

         9.1 Securities Registration. Each Option Agreement, SAR Agreement and Restricted Stock Agreement shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option (or any related surrender right) or a SAR or the satisfaction of the forfeiture conditions under a Restricted Stock Agreement, the Key Employee shall, if so requested by the Company, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. As for Stock issued pursuant to this Plan, the Company at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to a Key Employee under the Securities Act of 1933, as amended, or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws prior to the issuance of such Stock to a Key Employee; however, the Company shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by a Key Employee.

         9.2 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Key Employee's name, but, if the applicable Option Agreement, SAR Agreement or Restricted Stock Agreement (the "Agreements") so provides, the shares of Stock will be held by a custodian designated by the Committee (the "Custodian"). Each applicable Agreement providing for the transfer of shares of Stock to the Custodian shall appoint the Custodian as attorney-in-fact for the Key Employee for the term specified in the applicable Agreement, with full power and authority in the Key Employee's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Key Employee, if the Key Employee forfeits the shares of Stock under the terms of the applicable Agreement. During the period that the Custodian holds the shares subject to this Section, the Key Employee will be entitled to all rights, except as provided in the applicable Agreement, applicable to shares of Stock not so held. Subject to Section 8.4 of this Plan, any dividends declared on shares of Stock held by the Custodian will, as the Committee may provide on the applicable Agreement, be paid directly to the Key Employee or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Agreement and will then be delivered, together with any proceeds, with the shares of Stock to the Key Employee or to the Company, as applicable.

                            SECTION 10. LIFE OF PLAN

         No Option or SAR or Restricted Stock shall be granted under this Plan after the earlier of

                           (1) December 31, 2006, in which event this Plan
otherwise thereafter shall continue in effect until all outstanding Options (and any related surrender rights) and SAR have been exercised in full or no longer are exercisable and all Restricted Stock grants under this Plan have been forfeited or the forfeiture conditions on the related Stock have been satisfied in full, or

                           (2) the date on which all of the Stock reserved under
Section 3 of this Plan has (as a result of the exercise of all Options (and any related surrender rights) and all SARs granted under this Plan or the satisfaction of the forfeiture conditions on Restricted Stock) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                             SECTION 11. ADJUSTMENT

         The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock related to Restricted Stock grants under this Plan and any related grant conditions and forfeiture conditions, the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options and the SAR Grant Value and the number of shares of Stock related to any SAR all shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock related to Restricted Stock grants under this Plan and any related grant conditions and forfeiture conditions, the number of shares subject to Options granted under this Plan and the Option Price of such Options and the SAR Grant Value and the number of shares of Stock related to any SAR in the event of any corporate transaction described in
Section 424(a) of the Code which provides for the substitution or assumption of such Options, SARs or Restricted Stock grants. If any adjustment under this
Section 11 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or related to any SARs or Restricted Stock grants under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 11 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 13(1) of this Plan.

                         SECTION 12. CHANGE IN CONTROL

         If there is a Change in Control and the Board determines that no adequate provision has been made as part of such Change in Control for either the assumption of the Options, SARs and Restricted Stock grants outstanding under this Plan or for the granting of comparable, substitute stock options, stock appreciation rights and restricted stock grants, (1) each outstanding Option and SAR at the direction and discretion of the Board (a) may (subject to such conditions, if any, as the Board deems appropriate under the circumstances) be cancelled unilaterally by the Company in exchange for the number of whole shares of Stock (and cash in lieu of a fractional share), if any, which each Key Employee would have received if on the date set by the Board he or she had exercised his or her SAR in full or if he or she had exercised a right to surrender his or her outstanding Option in full under Section 7.11 of this Plan or (b) may be cancelled unilaterally by the Company if the Option Price or SAR Share Value equals or exceeds the Fair Market Value of a share of Stock on such date and (2) the grant conditions, if any, and forfeiture conditions on all outstanding Restricted Stock grants may be deemed completely satisfied on the date set by the Board.

                      SECTION 13. AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, that any such amendment may be conditioned on shareholder approval if the Committee determines such approval is necessary or advisable for securities or tax purposes. The Board also may suspend the granting of Options, SARs and Restricted Stock under this Plan at any time and may terminate this Plan at any time; provided, however, the Company shall not have the right to modify, amend or cancel any Option, SAR or Restricted Stock granted before such suspension or termination unless (1) the Key Employee consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Section 11 or Section 12 of this Plan.

                           SECTION 14. MISCELLANEOUS

         14.1 Shareholder Rights. No Key Employee shall have any rights as a shareholder of the Company as a result of the grant of an Option or a SAR under this Plan or his or her exercise of such Option or SAR pending the actual delivery of the Stock subject to such Option to such Key Employee. Subject to
Section 8, a Key Employee's rights as a shareholder in the shares of Stock related to a Restricted Stock grant which is effective shall be set forth in the related Restricted Stock Agreement.

         14.2 No Contract of Employment. The grant of an Option, SAR or Restricted Stock to a Key Employee under this Plan shall not constitute a contract of employment and shall not confer on a Key Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Option Agreement which evidences his or her Option, the SAR Agreement which evidences his or her SAR or the Restricted Stock Agreement related to his or her Restricted Stock.

         14.3 Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Key Employee may pay the withholding tax in cash, or, if the applicable Option Agreement, SAR Agreement or Restricted Stock Agreement provides, a Key Employee may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a grant under this Plan (a "Withholding Election"). A Key Employee may make a Withholding Election only if both the following conditions are met:

                  (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

                  (b) Any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

         14.4 Construction. This Plan shall be construed under the laws of the State of Georgia, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

         14.5 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of an incentive granted under this Plan the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the incentive granted under this Plan or the exercise of rights thereunder.

         14.6 Compliance with Code. All ISOs to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all ISOs granted hereunder shall be construed in such manner as to effectuate that intent.

         14.7 Non-alienation of Benefits. Other than as specifically provided herein, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Key Employee, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Key Employee.

         14.8 Listing and Legal Compliance. The Committee may suspend the exercise or payment of any incentive granted under this Plan so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

         14.9 Effective Date of Plan. The Plan shall become effective upon the date the Plan is approved by the stockholders of the Company.



                                   HUGHES SUPPLY, INC.

                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------

ATTEST:

By:
   ----------------------------------------------

Title:
      -------------------------------------------
                  [CORPORATE SEAL]

                               HUGHES SUPPLY, INC.

                            AMENDED AND RESTATED PLAN
                          DIRECTORS' STOCK OPTION PLAN
                 (WITH AMENDMENTS APPROVED THROUGH MAY __, 2002)

         1.       PURPOSE

                  This Directors' Stock Option Plan (the "Plan") is intended as an incentive and to encourage Directors of Hughes Supply, Inc. (the "Corporation") who are not, and for the previous twelve (12) months have not been, employees of the Corporation eligible to participate in the Hughes Supply, Inc. 1988 Stock Option Plan (the "Employee Plan") to increase their stock ownership and proprietary interest in the success of the Corporation, to encourage them to continue as Directors of the Corporation and as an incentive to work to increase the value of the stock of the Corporation. The options to be issued pursuant to this Plan shall not constitute incentive stock options within the meaning of 422A of the 1986 Internal Revenue Code, as amended (the "Code").

          2.      ADMINISTRATION

                  The Plan shall be administered by a Directors' Stock Option Plan committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than three (3) members of the Corporation's Board of Directors who are not employees of the Corporation and who are "disinterested persons" as that term is defined in Rule 16b-3(d) under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor statute or regulation regarding the same subject matter. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall elect one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts of the Committee taken by a majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. A nonemployee Director shall receive options under the Plan whether or not such Director also serves as a member of the Committee. Subject to the provisions of the Plan the Committee may from time to time adopt such rules for administration of the Plan as it deems appropriate.

                  The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

         3.       PARTICIPANTS AND OPTIONS

                  The persons who shall be participants under the Plan (the "Participants") shall be all such Directors of the Corporation as are not on the date of the grant of an option under the Plan, and for a period of at least twelve (12) months prior to the grant of such option have not been, employees of the Corporation. Options are granted and shall be granted to Participants under the Plan as follows:

                  (i) Subject to approval of the Plan by the stockholders in accordance with Section 13 hereof and to the receipt by the Corporation of the letter from the staff of the Securities and Exchange Commission referred to in
Section 14 hereof, an initial grant of an aggregate of 18,000 shares divided equally (rounded, if necessary, down to the nearest whole number of shares) among the Participants is made effective as of January 24, 1989 to the Participants on that date.

                  (ii) In addition to the options referred to in subparagraph
(i) above, during the term of the Plan until, but not including, the date of the 1994 annual meeting of shareholders a subsequent grant of options for an aggregate of 18,000 shares, or such lesser number of shares as shall then constitute all of the remaining shares which are authorized for options under the Plan, but which are not then subject to options under the Plan within the limitation set forth in Section 4 hereof, divided equally (rounded, if necessary, down to the nearest whole number of shares) among the then Participants under the Plan, will be made at the meeting of the Board of Directors of the Corporation immediately following the 1990 annual meeting of stockholders of the Corporation and at each Board meeting immediately following each annual meeting of stockholders of the Corporation thereafter during the term of the Plan and prior to the 1994 annual meeting of Shareholders.

                  (iii) In addition to the options referred to in subparagraphs
(i) and (ii) above, during the term of the Plan beginning with the date of the 1994 annual meeting of shareholders, a subsequent grant of options for an aggregate of 22,500 shares or such lesser number of shares as shall then constitute all of the remaining shares which are authorized for options under the Plan but which are not then subject to options under the Plan, within the limitations set forth in Section 4 hereof, divided equally (rounded, if necessary, down to the nearest whole number of shares) among the Participants under the Plan, will be made at the meeting of the Board of Directors of the Corporation immediately following the 1994 annual meeting of stockholders of the Corporation and at each Board meeting immediately following each annual meeting of stockholders thereafter through the 1998 annual meeting.

                  (iv) In addition to the options referred to in subparagraphs
(i), (ii) and (iii) above, during the term of the Plan beginning with the date of the 1999 annual meeting of shareholders, a subsequent grant of options for an aggregate of 20,000 shares or such lesser number of shares as shall then constitute all of the remaining shares which are authorized for options under the Plan but which are not then subject to options under the Plan, within the limitations set forth in Section 4 hereof, divided equally (rounded, if necessary, down to the nearest whole number of shares) among the Participants under the Plan, will be made at the meeting of the Board of Directors of the Corporation immediately following the 1999 annual meeting of shareholders of the Corporation and at each Board meeting immediately following each annual meeting of shareholders thereafter through and including the 2001 annual meeting.

                  (v) In addition to the options referred to in subparagraphs
(i), (ii), (iii) and (iv) above, during the term of the Plan beginning with the date of the 2002 annual meeting of shareholders, a subsequent grant of options for 5,000 shares to each Participant (or if the number of shares authorized, as set forth in Section 4 hereof, is insufficient to grant 5,000 shares to each Participant, then a number of shares determined by dividing (a) the number of authorized shares which are not then subject to options under the Plan by (b) the number of Participants at that time, and, if necessary, rounding down to the nearest whole number of shares) will be made at the meeting of the Board of Directors of the Corporation immediately following the 2002 annual meeting of shareholders of the Corporation, and at each Board meeting immediately following each annual meeting of shareholders thereafter.

         4.       STOCK

                  The stock which may be subject to the options under the Plan shall be 302,500 shares of the Corporation's authorized but unissued or reacquired $1.00 par value common stock hereafter sometimes called capital stock. The aggregate number of shares of capital stock which are subject to outstanding options and which will be subject to options to be granted under the Plan shall be subject to adjustment in accordance with the provisions of subsection (h) of Section 5 hereof.

                  In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of capital stock allocable to the unexercised portion of such option may again be subjected to an option under the Plan.

                  Of the stock which may be subject to options under the Plan, 112,500 of such shares have been added by an amendment to the Plan approved by the stockholders on May 24, 1994 and such additional shares constitute shares as to which "Amendment Options" within the meaning of Section 6 hereof may be granted, and approval by the stockholders of such amendment extends the term of the Plan in accordance with Section 6 thereof.

                  Furthermore, of the stock which may be subject to options under the Plan, 100,000 of such shares have been added by an amendment to the Plan approved by the stockholders on May 19, 1999 and such additional shares constitute shares as to which "Amendment Options" within the meaning of Section 6 hereof may be granted, and approval by the stockholders of such amendment extends the term of the Plan in accordance with Section 6 hereon.

         5.       TERMS AND CONDITIONS OF OPTIONS: STOCK OPTION
                  AGREEMENTS

                  Stock options granted pursuant to the Plan shall be evidenced by stock option agreements in such form as the Committee shall from time to time recommend and the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

                  (a)      Optionee's Agreement

                           Each optionee shall agree to remain as a Director of
the Corporation but such agreement shall not impose upon the Corporation any obligation to retain the optionee as a Director for any period.

                  (b)      Number of Shares

                           Each option shall state the number of shares to which
it pertains.

                  (c)      Option Price

                           Each option shall state the option price, which shall
be not less than one hundred percent (100%) of the fair market value of the shares of capital stock of the Corporation on the date of the granting of the option. During such time as such stock is not listed upon an established stock exchange the fair market value per share shall be the mean between dealer "bid" and "ask" prices of the capital stock in over-the-counter market applicable to transactions effected in Orlando, Florida on the day the option is granted, as reported by the National Association of Securities Dealers, Inc. If the stock is listed upon an established stock exchange or exchanges such fair market value shall be deemed to be the highest closing price of the capital stock on such stock exchange or exchanges on the day the option is granted or if no sale of the Corporation's capital stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock. Subject to the foregoing, the Board of Directors and the Committee in fixing the option price shall have full authority and discretion and be fully protected in doing so.

                  (d)      Medium and Time of Payment

                           The option price shall be payable in United States
dollars upon the exercise of the option and may be paid in cash, by check or with shares of capital stock of the Corporation valued at their fair market value, as that term is defined in the preceding paragraph.

                  (e)      Term and Exercise of Options

                           An option shall be exercisable either in whole or in
part at any time after the date on which it is granted and prior to its expiration date which, unless sooner terminated under subsections (f) or (g) of this Section 5 hereof, shall be ten (10) years from the date on which it is granted. The procedure for exercise of an option shall be as set forth in the Plan and in the stock option agreement evidencing the grant of the option. In the event of any conflict between the language of the stock option agreement and the language of the Plan, the language of the Plan shall govern. No option shall be exercisable after its expiration date. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number at the time purchasable tinder the option. During the lifetime of the optionee, the option shall be exercisable only by him and shall not be assignable or transferable by him and no other person shall acquire any rights therein.

                  (f)      Termination of Service as a Director Except Death

                           In the event that an optionee shall cease to be a
Director of the Corporation for any reason other than his death, subject to the condition that no option shall be exercisable after its expiration date, such optionee shall have the right to exercise the option at any time within one (1) year after such termination as a Director to the extent his right to exercise such option has not previously been exercised at the date of such termination. For purposes of this paragraph, in the case of an optionee who becomes disabled within the meaning of 22(3)(e) of the Code, the words "three months" shall be replaced by the words "one year".

                  (g)      Death of Optionee and Transfer of Option

                           If the optionee shall die while a Director of the
Corporation or within a period of three (3) months after the termination of his service as a Director of the Corporation and shall not have fully exercised the option, an option may be exercised at any time within one (1) year after the optionee's death, subject to the condition that no option shall be exercisable after its expiration date, to the extent that the optionee's right to exercise such option at the time of his death had not been previously exercised, by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance or by reason of the death of the decedent.

                           No option shall be transferable by the optionee
otherwise than by Will or the laws of descent and distribution.

                  (h)      Recapitalization

                           Subject to any required action by the stockholders,
the number of shares of capital stock which are subject to each outstanding option or which will be subject to each option to be granted under the Plan, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of capital stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the capital stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

                           Subject to any required action by the stockholders if
the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of capital stock subject to the option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding option to terminate provided that each optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise his option in whole or in part.

                           In the event of a change in the capital stock of the
Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the capital stock within the meaning of the Plan.

                           To the extent that the foregoing adjustments relate
to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                           Except as hereinbefore expressly provided in this
subsection 5(h), the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of capital stock subject to the option.

                           The grant of an option pursuant to the Plan shall not
affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                           (i)      Rights as a Stockholder

                                    An optionee or a transferee of an option
shall have no rights as a stockholder with respect to any shares covered by his option until the date of the issuance of a stock certificate to him for such shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in subsection 5(h) hereof

                           (j)      Modification, Extension and Renewal of
                                    Options

                                    Subject to the terms and conditions and
within the limitations of the Plan, the Board of Directors may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of an option shall, without consent of the optionee, alter or impair any rights of obligations under any option theretofore granted under the Plan.

                           (k)      Investment Purpose

                                    Each option under the Plan shall be granted
on the condition that the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event the stock subject to such option is registered under the Securities Act of 1933, as amended (the "Securities Act"), or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act, or any other applicable law, regulation, or rule of any governmental agency.

                           (l)      Other Provisions

                                    The option agreements authorized under the
Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee and the Board of Directors of the Corporation shall deem advisable.

          6.      EFFECTIVE DATE AND TERM OF PLAN

                  Subject to approval by the stockholders as required by Section 13 hereof and to the receipt by the Corporation of the letter from the staff of the Securities and Exchange Commission referred to in Section 14 hereof, the Plan shall become effective as of January 24, 1989, the date of its adoption by the Board of Directors of the Corporation and, subject to such stockholder approval and the receipt of such letter, the initial grant of options hereunder as provided in subsection 3(i) shall be effective as of the effective date of the Plan. This Plan shall remain in effect and options shall be granted hereunder from time to time until ten (10) years from the date the Plan is approved by the stockholders or until terminated by the Board of Directors in accordance with Section 8 hereof, whichever is earlier. Notwithstanding the foregoing part of this Section 6, with respect to any amendment to this Plan adopted for the purpose of increasing the number of shares as to which options ("Amendment Options") may be granted hereunder, the Plan shall remain in effect as to Amendment Options and Amendment Options may be granted hereunder from time to time until ten (10) years from the date such amendment is adopted or the date such amendment is approved by the stockholders if such approval is required or until the Plan, as amended, is terminated by the Board of Directors in accordance with Section 8 hereof, whichever is earlier. For purposes of options outstanding under the Plan the Plan shall continue in effect until all outstanding options have been exercised in full or are no longer exercisable.

         7.       INDEMNIFICATION OF COMMITTEE

                  In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof, not to exceed, in the judgment of the Board of Directors, the estimated expense of litigating the proceeding to conclusion (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the member of the Committee is liable. A Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

          8.      AMENDMENT OF THE PLAN

                  The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall change the number of shares subject to the Plan, extend the term of the Plan or the term of any option which may be granted under the Plan, change the designation of the Participants or the manner in which options are granted under the Plan or materially increase the benefits accruing under the Plan (materially, within the meaning of Rule 16b-3 implementing the Exchange Act), decrease the price at which options may be granted or remove the administration of the Plan from the Committee (except as may be required by the staff of the Commission to provide the letter described in Section 13 hereof).

          9.      APPLICATION OF FUNDS

                  The proceeds received by the Corporation from the sale of capital stock pursuant to options will be used for general corporate purposes.

          10.     NO OBLIGATION TO EXERCISE OPTION

                  The granting of an option shall impose no obligation upon the optionee to exercise such option.

          11.     WITHHOLDING

                  The exercise of any option granted under the Plan shall constitute an optionee's full and complete consent to whatever action the Committee directs to satisfy the federal and state withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.

          12.     CONSTRUCTION

                  The Plan shall be construed under the laws of the State of Florida.

          13.     APPROVAL OF STOCKHOLDERS

                  The Plan shall be submitted for approval by the stock holders of the Corporation within twelve (12) months from the date the Plan is adopted by the Board of Directors. Any amendment to the Plan requiring approval by the stockholders of the Corporation shall be submitted for approval by the stockholders within twelve (12) months from the date the amendment is adopted by the Board of Directors.

                  The initial options granted under the Plan, as set forth in subsection 3(1) hereof are granted as of the date set forth therein; provided, however, that such options shall not be exercisable until after the date on which the Plan shall have approved by a vote of the stockholders. Options may be granted pursuant to any amendment to this Plan adopted for the purpose of increasing the number of shares as to which options may be granted, the types of options which may be granted or the rights applicable to options which may be granted hereunder, commencing with the date of adoption of such amendment by the Board of Directors of the Corporation; provided, however, that options granted in reliance upon any such amendment shall not be exercisable until the date on which such amendment shall have been submitted for approval of the stockholders.

         14.      LETTER FROM COMMISSION STAFF

                  The Corporation will request a letter from the staff of the Securities and Exchange Commission (the "Commission") concurring with the opinion of legal counsel to the Corporation that the Plan complies with the requirements set forth in Rule 6b-3 promulgated by the Commission to provide exemptive relief from certain aspects of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If, as a condition of providing its concurring letter, the staff of the Commission requires modifications to the Plan which are not material and such modifications are approved by the Board of Directors, the Plan shall be so modified and amended under the provisions of Section 8 hereof. In the event the Corporation is unable to obtain the aforementioned concurring letter from the staff of the Commission as required by this Section 14 or the Plan is not approved by the stockholders as required by Section 13 hereof, the Plan shall be deemed null and void ab initio.

                               HUGHES SUPPLY, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 17, 2002, and does hereby appoint David H. Hughes, Benjamin P. Butterfield and Thomas I. Morgan, and any of them, with full power of substitution, as proxy or proxies of the undersigned, to represent the undersigned and vote all shares of Hughes Supply, Inc. Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Hughes Supply, Inc. to be held at the principal executive offices of the Company, 20 North Orange Avenue, Suite 200, Orlando, Florida, 32801, at 10:00 a.m., on May 21, 2002 and at any adjournment(s) thereof.

                           TO BE SIGNED ON OTHER SIDE



                         PLEASE DATE, SIGN AND MAIL YOU
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                               HUGHES SUPPLY, INC.

                                  MAY 21, 2002

                         ANNUAL MEETING OF SHAREHOLDERS

                               HUGHES SUPPLY, INC.

CO.#                                                   ACCT. #
    -----------------                                         ------------------

                            PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free number 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

                             YOUR CONTROL NUMBER IS
                                                   -----------------------------

         PLEASE MARK YOUR
[X]      VOTES AS IN THIS
         EXAMPLE.

Proposal 1.       Election of Directors:

 [ ]       FOR all nominees listed at right
           (except as marked to the contrary below)

 [ ]       WITHHOLD AUTHORITY to vote for all
           nominees listed at right

Nominees:
                           Thomas I. Morgan
                  to serve until the Annual Meeting of Shareholders in 2003

                           Toni Jennings
                  to serve until the Annual Meeting of Shareholders in 2004

                           David H. Hughes
                           Vincent S. Hughes
                           Amos McMullian
                  to serve until the Annual Meeting of Shareholders in 2005.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)



----------------------------

Proposal 2.       Approval of amendment to the 1997 Executive Stock Plan.

                  FOR               AGAINST          ABSTAIN
                  [ ]                 [ ]              [ ]


Proposal 3.       Approval of amendment to the Directors' Stock Option Plan.

                  FOR               AGAINST          ABSTAIN
                  [ ]                 [ ]              [ ]



Proposal 4.       In their discretion, the proxies are authorized to vote
                  upon such other business as may properly come before the meeting.


PLEASE COMPLETE, DATE AND SIGN AND RETURN THIS PROXY PROMPTLY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, IT WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2 AND 3. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

SIGNATURE(S):                                              Dated:         , 2002
             ----------------   --------------------------       ---------
                                Signature, if held jointly

NOTE: Please sign exactly as your name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer.